                          PANORAMA SERIES FUND, INC.

                              SEMIANNUAL REPORT

                                JUNE 30, 1998

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments according to changing market conditions.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

The Fund provided a cumulative total return of 5.67% for the six-month period ended June 30, 1998.(1)

Although the stock market advanced strongly in the early part of the year, it provided mixed returns in May and June. The bond market moved in the opposite directions: It declined early in the year, and advanced in May and June as the stock market lost momentum. These changes in market conditions were primarily a response to rekindled concerns about the effects of Asia's financial difficulties on the U.S. economy and the earnings of U.S. companies.

As of June 30, approximately 50% of the Fund's assets were invested in stocks, 40% in bonds, and the rest in cash equivalents. This is a somewhat more conservative equity allocation than that of the average asset allocation fund, which according to our estimates currently has about a 60% stock weighting.

In the stock portion of the portfolio, we moved away from companies doing business in international markets, especially in Asia. More specifically, we cut back our holdings in basic materials, capital goods and energy companies. That's because, as Asian companies reduced their manufacturing, their consumption of energy, materials and capital goods declined.

Instead, we preferred companies that focused on U.S. economic activity. For example, we found attractive opportunities in companies serving the U.S. consumer, especially retailers like Sears Roebuck. These stocks generally benefited from a high level of consumer spending in a robust economy.

Another beneficiary of higher consumer spending was the airline industry, which experienced increased sales as consumers became more interested in travel. In addition, airlines were helped by lower fuel costs, the result of declining oil prices worldwide. Consequently, portfolio holdings such as AMR Corp., the parent company of American Airlines, saw profits rise.

In the bond portion of the portfolio, we kept our average duration about six months longer than the average variable annuity balanced fund. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates. So, our bullish posture was based on the belief that the combination of a stable monetary policy, low inflation, a federal budget surplus and economic turmoil in Asia would drive bond yields lower.

At this point, we are somewhat uncomfortable with the stock market's valuation levels. In recent years, the equity markets have been driven by declining interest rates and by large corporate earnings gains, which, in turn, have apparently been driven by improved productivity. As a result, the average price-earnings ratio of all the stocks in the market has approximately doubled over the past four years.

Will the stock market continue to advance despite high valuation measures? No one knows for sure. In fact, many experts have predicted over the last several years that the market would decline, or at least level off. Instead, it has consistently reached new highs, suffering only brief, shallow corrections as it gathered momentum. More recently, however, some of the momentum indicators have weakened or turned negative. Therefore, with valuation levels high and market momentum apparently slowing, we are maintaining our conservative posture for now.

We are more optimistic about the bond market's prospects during the second half of this year. That's because we believe that the economic impact of the Asian crisis will probably constrain U.S. economic growth later in the year. Slower economic growth should ease concerns that the rate of inflation may rise. These conditions could set the stage for long-term interest rates to decline further, which, in our opinion, should be good for bond prices.

Of course, we plan to continue to monitor the U.S. economy and stock and bond markets carefully. Whatever the next six months bring, we intend to remain vigilant in our efforts to maximize total investment return through a disciplined asset allocation strategy. We believe that taking the emotion out of investment decisions in order to produce solid, risk-adjusted returns is THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

The Fund provided a cumulative total return of 9.09% for the six-month period ended June 30, 1998.(1)

Although the stock market advanced strongly in the early part of the year, it provided mixed returns in May and June. This change in market conditions was primarily a response to rekindled concerns about the effects of Asia's financial difficulties on the earnings of U.S. companies.

In anticipation of earnings disappointments in the aftermath of the Asian crisis, we moved away from companies with a large exposure to worldwide economic activity, especially in Asia. For example, many basic materials and capital goods companies have a significant presence in Asian markets, so we reduced our investment in those sectors. In addition, we reduced our holdings of energy stocks from approximately 10% of the portfolio at the beginning of the period to 4% of the Fund's assets as of June 30, primarily because of reduced energy consumption in Asia.

Instead, we preferred companies that focused on U.S. economic activity. For example, we found attractive opportunities in companies serving the U.S. consumer, especially retailers like Sears Roebuck. These stocks generally benefited from a high level of consumer spending in a robust economy.

Another beneficiary of higher consumer spending was the airline industry, which experienced increased sales as consumers became more interested in travel. In addition, airlines were helped by lower fuel costs, the result of declining oil prices worldwide. Consequently, portfolio holdings such as AMR Corp., the parent company of American Airlines, saw profits rise.

At this point, we are somewhat uncomfortable with the stock market's overall valuation level. Yet, we are also aware that many experts have predicted over the last several years that the market would decline, or at least level off. But it has continued to climb to new highs, producing unprecedented performance.

Clearly, it is difficult even for investment professionals to predict short-term market movements. That's why we do not try to time the market or forecast where it's going. Instead, we approach the market as it is on any given day - analyzing, buying, and selling stocks on a case-by-case basis.

When analyzing individual stocks, we look for two primary characteristics using a combination of value-oriented and growth-oriented disciplines. First, from a value perspective, we look for stocks with low price/earnings ratios. A stock's price/earnings ratio is calculated by dividing its per-share price by its per-share earnings. This type of value-oriented investing has been studied extensively since the 1930s. These studies show that, for virtually every five-year period since the mid-1930s, stocks with low price-earnings ratios have outperformed the stock market as a whole.

Second, the growth-oriented component of our strategy points us to companies that we believe will report better earnings than most Wall Street analysts expect. Investing in companies reporting positive earnings surprises doesn't have as long a history as the value discipline. However, studies have shown that if you can buy a stock when its earnings exceed Wall Street expectations, its price has tended to rise.

In closing, we remain committed to our time-tested strategy of buying undervalued stocks with better-than-anticipated earnings. By adhering to our discipline, and not compromising our standards in response to short-term market moves, we feel we can continue to make the investment decisions that will benefit shareholders over the long term. We believe that this disciplined approach to investing is part of THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. government securities and U.S. government-related securities.

NARRATIVE BY JERRY WEBMAN AND DAVID NEGRI, PORTFOLIO MANAGERS

The Government Securities Portfolio produced a cumulative total return, without deducting insurance product charges, of 4.31% for the six-month period ended 6/30/98.(1) The Fund's strong performance over this period ranked it in the top quartile of general U.S. government bond funds, as measured by Lipper Analytical Services, Inc.(2)

The Fund achieved its strong performance in an economic environment characterized by strong domestic growth, low inflation and global uncertainty. Within the United States, a robust housing market, strong stock market and a high level of consumer demand for products held the economy on a course of continued growth. However, the deepening crisis in Asian markets, particularly the recession in Japan, led to slowing demand for U.S. goods due to lower prices for competing products that are produced overseas. As a result, doubts arose about the sustainability of U.S. growth, and that uncertainty drove short-term bond volatility higher. The prospect that Asia's problems might spread also lowered expectations of U.S. inflation. Since low inflation is usually accompanied by falling interest rates and bond yields, yields on long-term Treasury bonds fell to historical lows.

In light of these circumstances, a longer duration was the key to the Fund's good performance. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates. By increasing the Fund's exposure to longer-duration government bonds, we succeeded in increasing returns while reducing short-term interest rate risk. With more than 75% of the Fund's holdings in Treasury securities and other government agency bonds, we were well positioned to benefit from the rally that occurred in the government bond sector during the first six months of the year.

Looking ahead, we believe that the U.S. economy will continue to be affected by the situation in Asia. Accordingly, we are positioning the Fund to perform well in a near-term environment in which growth may be slowed and interest rates fall to even lower levels. We believe the Fund's investments in higher yielding securities, such as mortgage-backed and corporate bonds, in addition to its strategic government bond holdings, will enable us to continue to meet our goal of providing an attractive, steady yield while minimizing risks and volatility.

As always, we appreciate the trust you have placed in us. We will continue to pursue the Fund's stated investment objectives with discipline and tenacity so that Panorama Series Fund, Inc. - Government Securities Portfolio remains an effective instrument in helping you meet your financial goals as part of THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 6/30/98. Based on the comparisons between changes in net asset value without considering insurance product charges, with dividends and capital gains distributions of the Fund's shares reinvested. The Fund's shares were ranked 2 of 34 (year-to-date) among general U.S. government bond funds for the period ended 6/30/98.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of worldwide companies whose primary stock market is located outside the United States.

NARRATIVE BY JAMES BURNS, PORTFOLIO MANAGER

Panorama Series Fund International Equity Portfolio performed well during the first half of 1998. For the six-month period ended June 30, 1998, the Fund provided a cumulative total return of 17.88%.(1)

Over the past six months, we have seen a remarkable divergence in the performance of European and Asian stock markets. European markets have been quite strong, while Asian markets, including Japan, have been extremely weak.

European companies are benefiting from preparations for the European Monetary Union (EMU), which is scheduled to debut on January 1, 1999. The elimination of trade and currency barriers will create a European market that is larger even than the U.S. marketplace. Companies that have traditionally dominated their national markets are now attempting to succeed in the larger continental market. In addition, European corporate executives have sharpened their focus on shareholder value and, like American corporate executives over the past several years, they have been restructuring their operations to reduce costs and boost productivity.

Asia, on the other hand, is in recession. A combination of economic forces, including ill-advised economic policies and a weak banking system, led to a massive currency devaluation in many Asian countries last year. In effect, the wealth of Asian governments and businesses dropped to a fraction of its former value. Economic difficulties, numerous corporate bankruptcies and steep market declines followed.

In this environment, we have increased our exposure to the European markets from about 70% of the Fund's assets at the beginning of the year to about 75% as of June 30, 1998. And, although much of Asia continues to suffer, we believe good investment opportunities can still be found. However, we have decreased our holdings of Asian stocks from about 25% of the portfolio's assets at the beginning of the year to approximately 15% of the portfolio at the end of the six-month reporting period. The overall European market was the world's top performer, so our focus on Europe helped the Fund's performance.

The United Kingdom, the largest single market in our portfolio at 26% of assets, contributed substantially to the Fund's recent performance. Here, we benefited from holdings in medium-size companies that we believe exhibit excellent long-term growth prospects and more reasonable valuations than many large companies.

About 11% of the Fund's assets were invested in Germany, and approximately 7% in the Netherlands, 6% in Switzerland and 8% in France. Over the past six months, we increased our exposure to Italy and Spain, primarily because they were the fastest growing economies of Western Europe.

We also maintained small positions - about 4% of the Fund's assets - in the emerging markets of Latin America and Eastern Europe. The portfolio contains stocks of companies in such fast-growing nations as Chile, Mexico, Hungary, Croatia and Poland.

Looking forward, we are cautiously optimistic. While we continue to expect Europe's markets to benefit from preparations for EMU, we believe that the companies that have led the markets over the last six months may not be the leaders over the next six months. Instead, in our view, the most attractive opportunities may be found in companies that are best able to restructure their operations to improve profitability.

In Asia, we are on the look-out for "gems within the rubble" of weak economies and struggling stock markets. We're especially interested in finding long-term opportunities in individual companies with strong growth prospects and entrepreneurial management teams. If we can buy high-quality stocks when their valuations are low due to a weak market, we believe their prices may rise sharply when the situation improves.

No matter what the future brings, we will continue to strive to help our shareholders participate in the growth of companies throughout the world. In our view, this disciplined approach to international investing is part of THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

PANORAMA SERIES FUND, INC. - LIFESPAN PORTFOLIOS

OBJECTIVE

- PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

- PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

- PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

NARRATIVE BY THE PORTFOLIO MANAGEMENT TEAM

When the year began, the U.S. economy was growing strongly. Yet, inflation was not a problem, primarily because of higher productivity of U.S. companies and intense competition from foreign exporters. Many analysts believed that the U.S. economy would slow during the first half of 1998 due to the Asian financial crisis, which first took place in late 1997. Weak demand for U.S. goods and services from Asia was expected to cause a moderation of domestic growth.

That forecast was partially true. While export growth has been quite weak due to the Asian crisis, basic economic growth has remained strong. American consumers appear to have picked up any slack caused by weak demand from Asia. In fact, U.S. employment is currently at its highest levels in years, and Americans are borrowing and spending more for major purchases, such as cars, boats and second homes. When spending for goods and services is strong, companies tend to increase production, which drives the nation's economic growth rate higher.

Amid this robust economic environment, the U.S. stock market advanced strongly in the early part of the year, supported by low inflation, declining interest rates, strong corporate earnings and a continued inflow of money into stocks and equity mutual funds. In May and June, however, the stock market experienced heightened volatility and provided mixed returns. This change in market conditions was primarily a response to rekindled concerns among investors and economists about Asia's financial difficulties, which were expected to constrain earnings growth of U.S. companies during the second half of the year.

The bond market's performance was the opposite of the stock market's: Bonds consolidated early in the year, and advanced in May and June as the stock market lost momentum. That loss of momentum occurred because expectations of slower economic growth had positive implications for low inflation. When investors believe inflation will remain low, they become less fearful that rising prices will erode the principal and future income of their investments. Consequently, most sectors of the U.S. bond market benefited from modestly declining interest rates, providing capital appreciation, as well as current income.

The Capital Appreciation Portfolio participated in the stock market's gains during the first half of 1998. The INTERNATIONAL EQUITY component contributed most to performance, primarily because of the portfolio's above-average exposure to European markets and below-average exposure to Asian markets. The portfolio's VALUE/GROWTH and GROWTH/INCOME components also contributed substantially to performance because of gains in the U.S. stock market. On the other hand, the SMALL-CAP EQUITY component lagged in accordance with weakness in that sector of the U.S. stock market. In the portfolio's fixed-income components, the HIGH YIELD segment performed well as investors turned to lower-rated corporate debt for high yields in a low interest-rate environment. The GOVERNMENT/CORPORATE BOND segment also benefited from high investor demand, especially from overseas investors seeking a safe haven from volatility in Asia and Latin America.

The Balanced Portfolio offered the best of both worlds: generally rising stock prices and above-average returns for bonds. The INTERNATIONAL EQUITY component provided the strongest returns, and the portfolio also benefited from strength in the domestic VALUE/GROWTH and GROWTH/INCOME components. The managers of these segments shifted assets away from companies with a large presence in Asian markets, and toward companies focused on the U.S. consumer, such as retailers. All of the portfolio's fixed-income components made positive contributions in a low-inflation, declining interest-rate environment. Even the SHORT-TERM BOND segment provided yields far in excess of inflation.

The Diversified Income Portfolio participated strongly in the bond market's above-average performance. As a group, bonds benefited from a combination of a stable monetary policy, low inflation, a federal budget surplus and the expectation of slower economic growth. The HIGH YIELD component provided the highest returns within the portfolio's fixed-income segment, supported by strong corporate earnings, improving credit quality and investor demand for high yields. The CORPORATE/GOVERNMENT BOND component also provided attractive returns, primarily because of high demand for a dwindling supply of U.S. Treasury securities. With a federal budget surplus expected for fiscal year 1998, the U.S. government has issued fewer securities to finance its operations. Yet, overseas investors have flocked to U.S. government securities for their safety amid volatile international markets.(1)

Our outlook for the foreseeable future is generally positive. While we believe that slower economic growth in the United States could benefit the bond market, we do not expect domestic stocks to provide returns approaching those of the past three years. We see greater opportunities in European stock markets as the debut of the European Monetary Union approaches. On the other hand, we are less optimistic about Asia because of their current economic and financial problems. Regardless of what the future brings, we will continue to monitor the U.S. and international economies and financial markets carefully. We intend to remain vigilant in our efforts to help you achieve your investment goals, as part of THE RIGHT WAY TO INVEST.

----------------------------
1. The Fund's Portfolio is subject to change. Past performance is no guarantee of future results.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
COMMON STOCKS - 49.4%
-----------------------------------------------------------------------------------------
BASIC MATERIALS - 0.1%
-----------------------------------------------------------------------------------------
PAPER - 0.1%
Union Camp Corp.                                                   28,700  $    1,424,237
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 12.7%
-----------------------------------------------------------------------------------------
AUTOS & HOUSING - 3.9%
Dollar Thrifty Automotive Group, Inc.(1)                          244,000       3,233,000
-----------------------------------------------------------------------------------------
Federal-Mogul Corp.                                               224,300      15,140,250
-----------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                 90,200       3,996,987
-----------------------------------------------------------------------------------------
Lear Corp.(1)                                                     128,300       6,583,394
-----------------------------------------------------------------------------------------
Maytag Corp.                                                      146,400       7,228,500
-----------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                      296,800       7,420,000
-----------------------------------------------------------------------------------------
Whirlpool Corp.                                                   132,400       9,102,500
                                                                           --------------
                                                                               52,704,631
-----------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.1%
Alaska Air Group, Inc.(1)                                         115,700       6,312,881
-----------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                             238,400       6,809,300
-----------------------------------------------------------------------------------------
AMR Corp.(1)                                                      155,600      12,953,700
-----------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                              30,300       3,916,275
-----------------------------------------------------------------------------------------
Hasbro, Inc.                                                      224,400       8,821,725
-----------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                                        75,100       2,928,900
                                                                           --------------
                                                                               41,742,781
-----------------------------------------------------------------------------------------
RETAIL: GENERAL - 4.4%
Dayton Hudson Corp.                                               129,600       6,285,600
-----------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                              217,500      11,704,219
-----------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                 257,200       8,535,825
-----------------------------------------------------------------------------------------
K Mart Corp.(1)                                                   212,900       4,098,325
-----------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                85,400       4,462,150
-----------------------------------------------------------------------------------------
Nordstrom, Inc.                                                    40,500       3,128,625
-----------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                           140,300      10,145,444
-----------------------------------------------------------------------------------------
Sears Roebuck & Co.                                               165,600      10,111,950
                                                                           --------------
                                                                               58,472,138
-----------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 1.3%
Brylane, Inc.(1)                                                   76,300       3,509,800
-----------------------------------------------------------------------------------------
Inacom Corp.(1)                                                   146,800       4,660,900
-----------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                       120,000       8,842,500
                                                                           --------------
                                                                               17,013,200
-----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 5.7%
-----------------------------------------------------------------------------------------
FOOD - 1.3%
Kroger Co.(1)                                                     258,000      11,061,750

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
FOOD (CONTINUED)

Safeway, Inc.(1)                                                  175,200  $    7,128,450
                                                                           --------------
                                                                               18,190,200
-----------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.9%
Amgen, Inc.(1)                                                    183,100      11,970,162
-----------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.0%
Tenet Healthcare Corp.(1)                                         265,020       8,281,875
-----------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                 75,400       5,579,600
                                                                           --------------
                                                                               13,861,475
-----------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 2.5%
Dial Corp. (The)                                                  295,200       7,656,750
-----------------------------------------------------------------------------------------
Fort James Corp.                                                  307,975      13,704,887
-----------------------------------------------------------------------------------------
Premark International, Inc.                                       368,300      11,877,675
                                                                           --------------
                                                                               33,239,312
-----------------------------------------------------------------------------------------
ENERGY - 2.0%
-----------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.1%
Diamond Offshore Drilling, Inc.                                   198,500       7,940,000
-----------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                            148,800       2,780,700
-----------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                         105,100       4,676,950
                                                                           --------------
                                                                               15,397,650
-----------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.9%
Exxon Corp.                                                        94,600       6,746,162
-----------------------------------------------------------------------------------------
Mobil Corp.                                                        66,800       5,118,550
                                                                           --------------
                                                                               11,864,712
-----------------------------------------------------------------------------------------
FINANCIAL - 10.1%
-----------------------------------------------------------------------------------------
BANKS - 2.7%
BankAmerica Corp.                                                  70,000       6,050,625
-----------------------------------------------------------------------------------------
BankBoston Corp.                                                  289,200      16,086,750
-----------------------------------------------------------------------------------------
First Union Corp.                                                  99,800       5,813,350
-----------------------------------------------------------------------------------------
NationsBank Corp.                                                 114,500       8,759,250
                                                                           --------------
                                                                               36,709,975
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.9%
American Express Co.                                               90,700      10,339,800
-----------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                   47,700       4,358,587
-----------------------------------------------------------------------------------------
Travelers Group, Inc.                                             176,646      10,709,164
                                                                           --------------
                                                                               25,407,551
-----------------------------------------------------------------------------------------
INSURANCE - 5.5%
ACE Ltd.                                                           83,900       3,272,100
-----------------------------------------------------------------------------------------
Allstate Corp.                                                    129,200      11,829,875
-----------------------------------------------------------------------------------------
Chubb Corp.                                                        62,800       5,047,550
-----------------------------------------------------------------------------------------
Conseco, Inc.                                                     299,100      13,982,925
-----------------------------------------------------------------------------------------
Equitable Cos., Inc.                                              128,100       9,599,494

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
INSURANCE (CONTINUED)

St. Paul Cos., Inc.                                               192,100  $    8,080,206
-----------------------------------------------------------------------------------------
Torchmark Corp.                                                   188,300       8,614,725
-----------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                          299,900      12,858,213
                                                                           --------------
                                                                               73,285,088
-----------------------------------------------------------------------------------------
INDUSTRIAL - 5.6%
-----------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.6%
USG Corp.                                                         142,000       7,685,750
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.0%
Viad Corp.                                                        297,400       8,252,850
-----------------------------------------------------------------------------------------
Waste Management, Inc.                                            136,400       4,774,000
                                                                           --------------
                                                                               13,026,850
-----------------------------------------------------------------------------------------
MANUFACTURING - 4.0%
AGCO Corp.                                                        190,400       3,915,100
-----------------------------------------------------------------------------------------
Case Corp.                                                         79,700       3,845,525
-----------------------------------------------------------------------------------------
Deere & Co.                                                        21,200       1,120,950
-----------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                210,800       9,288,375
-----------------------------------------------------------------------------------------
PACCAR, Inc.                                                      148,300       7,748,675
-----------------------------------------------------------------------------------------
Textron, Inc.                                                     231,800      16,617,163
-----------------------------------------------------------------------------------------
U.S. Industries, Inc.                                             428,250      10,599,188
                                                                           --------------
                                                                               53,134,976
-----------------------------------------------------------------------------------------
TECHNOLOGY - 7.0%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
General Dynamics Corp.                                            184,400       8,574,600
-----------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              80,151       8,485,987
                                                                           --------------
                                                                               17,060,587
-----------------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.6%
Apple Computer, Inc.(1)                                           237,200       6,804,675
-----------------------------------------------------------------------------------------
Compaq Computer Corp.                                             341,700       9,695,738
-----------------------------------------------------------------------------------------
Gateway 2000, Inc.(1)                                             127,900       6,474,938
-----------------------------------------------------------------------------------------
International Business Machines Corp.                              62,100       7,129,856
-----------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                       103,500       6,313,500
-----------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                 553,000      23,986,375
-----------------------------------------------------------------------------------------
Xerox Corp.                                                       143,500      14,583,188
                                                                           --------------
                                                                               74,988,270
-----------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.1%
Symantec Corp.(1)                                                  63,200       1,651,100
-----------------------------------------------------------------------------------------
UTILITIES - 6.2%
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.4%
Edison International                                              260,800       7,709,900
-----------------------------------------------------------------------------------------
FPL Group, Inc.                                                   171,400      10,798,200
                                                                           --------------
                                                                               18,508,100

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
GAS UTILITIES - 1.0%
Columbia Energy Group                                             244,650  $   13,608,656
-----------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.8%
AT&T Corp.                                                        285,800      16,326,325
-----------------------------------------------------------------------------------------
Bell Atlantic Corp.                                               264,200      12,054,125
-----------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                75,900       3,481,913
-----------------------------------------------------------------------------------------
Frontier Corp.                                                    140,500       4,425,750
-----------------------------------------------------------------------------------------
U S West, Inc.                                                    301,200      14,156,400
                                                                           --------------
                                                                               50,444,513
                                                                           --------------
Total Common Stocks (Cost $565,138,943)                                       661,391,914
-----------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
-----------------------------------------------------------------------------------------
Ingersoll-Rand International Finance Corp. I, 6.22%
Preferred Redeemable Increased Dividend Equity Securities,
5/16/03 (Cost $4,250,000)                                         170,000       4,303,125

                                                              PRINCIPAL
                                                              AMOUNT
-----------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.3%
-----------------------------------------------------------------------------------------
Housing Securities, Inc., Series 1993-G, Cl. G4, 6.625%,
1/25/09                                                       $ 4,250,000       4,243,327
-----------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/07(2)                                       4,500,000       4,530,938
-----------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1996-A, Cl. A-4, 5.85%,
7/15/01                                                         4,000,000       3,996,875
-----------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1997-A, Cl. A-5, 6.80%,
2/15/05                                                         4,050,000       4,131,680
                                                                           --------------
Total Asset-Backed Securities (Cost $16,810,516)                               16,902,820
-----------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 7.0%
-----------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2, 7.60%, 3/18/06              6,000,000       6,452,109
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                  3,750,000       3,894,113
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1987, Cl. K, 7.50%, 9/15/27(2)             4,000,000       3,970,000
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, 6%, 3/1/09                          3,181,485       3,177,095
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1337, Cl. D, 6%, 8/15/07     3,000,000       2,952,180
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1574, Cl. PD, 5.55%,
3/15/13(2)                                                         74,510          74,347
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1694, Cl. PG, 5.75%,
12/15/21                                                        5,000,000       4,971,850
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1820, Cl. PL, 5.75%,
7/15/06                                                         4,880,000       4,863,213
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1843, Cl. VB, 7%, 4/15/03    3,578,600       3,682,594

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
-----------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1849, Cl. VA, 6%,
12/15/10                                                      $ 4,139,973  $    4,133,473
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1994-43, Cl. PE, 6%,
12/25/19                                                        2,950,000       2,946,313
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1583, Cl. IC, 6.775%,
1/15/20(3)                                                      8,345,178         959,695
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6%, 12/1/03                    2,470,718       2,461,997
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 4/1/24-4/1/26           3,147,217       3,143,026
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7%, 4/1/00                       718,627         723,960
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.50%, 5/1/07-12/1/08          1,206,816       1,239,267
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., 8%, 3/1/17-6/1/17                260,536         271,616
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1992-15, Cl. KZ, 7%, 2/25/22               2,333,829       2,354,250
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                          404,388         402,617
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                         1,536,243       1,533,356
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Trust 1993-223, Cl. PM, 7.437%,
10/25/23(3)                                                     7,162,683         984,869
-----------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                            4,707,789       4,528,281
-----------------------------------------------------------------------------------------
Government National Mortgage Assn., 6.50%, 4/15/26              4,611,803       4,608,761
-----------------------------------------------------------------------------------------
Government National Mortgage Assn., 7%, 11/15/08-1/15/24        2,353,405       2,405,443
-----------------------------------------------------------------------------------------
Government National Mortgage Assn., 7.50%, 1/15/09-6/15/24      5,361,346       5,527,862
-----------------------------------------------------------------------------------------
Government National Mortgage Assn., 8%, 5/15/17                   935,565         979,136
-----------------------------------------------------------------------------------------
Green Tree Financial Corp., Series 1994-7, Cl. A3, 8%,
3/15/20                                                           238,124         238,496
-----------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(4)                        3,400,000       3,403,984
-----------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-14, Cl. A-3, 6.75%, 10/25/27          5,000,000       5,040,600
-----------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12             4,000,000       4,007,969
-----------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Co., Sub. Fixed Rate
Mtg. Securities, Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1993-L, Cl. 1B2, 6.641%,
12/25/23(2)(4)                                                  1,900,000       1,902,449
-----------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates, Series 1997-QS9, Cl. 2, 6.75%,
9/25/27                                                         3,620,000       3,614,317
-----------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg.
Pass-Through Certificates, Series 1998-S4, Cl. M1, 6.50%,
2/25/13                                                         2,080,388       2,069,337
                                                                           --------------
Total Mortgage-Backed Obligations (Cost $91,395,576)                           93,518,575

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

-----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.7%
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 10.375%, 11/15/12                        $ 3,000,000  $    4,019,064
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6%, 2/15/26                               21,500,000      22,373,459
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                           62,300,000      74,818,437
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.75%, 5/15/17                             3,000,000       4,041,564
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.875%, 8/15/17                            1,000,000       1,364,063
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.84%, 5/15/15(5)                  2,250,000         863,143
-----------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.625%, 2/15/06                            33,100,000      33,244,846
-----------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 8/15/03                              1,500,000       1,516,407
-----------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.50%, 8/15/05                             13,200,000      13,938,381
                                                                           --------------
Total U.S. Government Obligations (Cost $149,103,532)                         156,179,364
-----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
-----------------------------------------------------------------------------------------
United Mexican States Bonds, 6.97%, 8/12/00 (Cost
$1,725,546)                                                     1,750,000       1,724,555
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.3%
-----------------------------------------------------------------------------------------
California Infrastructure & Economic Development Bank
Special Purpose Trust Certificates, Series 1997-1, 6.28%,
9/25/05 (Cost $4,007,657)                                       4,000,000       4,037,600
-----------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 20.9%
-----------------------------------------------------------------------------------------
BASIC MATERIALS - 1.0%
-----------------------------------------------------------------------------------------
CHEMICALS - 0.5%
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03           2,320,000       2,454,293
-----------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts.,
6/1/20                                                          2,512,000       3,359,024
-----------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                          1,190,000       1,526,662
                                                                           --------------
                                                                                7,339,979
-----------------------------------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                      4,000,000       4,313,040
-----------------------------------------------------------------------------------------
PAPER - 0.2%
Donohue Forest Products, Inc., 7.625% Gtd. Sr. Nts., 5/15/07    2,500,000       2,664,870
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 2.2%
-----------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Black & Decker Corp., 6.625% Nts., 11/15/00                     2,700,000       2,729,454
-----------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                       3,000,000       3,102,372
                                                                           --------------
                                                                                5,831,826
-----------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.8%
Felcor Suites LP, 7.375% Sr. Nts., 10/1/04                      2,000,000       1,992,288
-----------------------------------------------------------------------------------------
Paramount Communications, Inc., 7.50% Sr. Nts., 1/15/02         4,250,000       4,359,573
-----------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts.,
5/15/05                                                         4,250,000       4,294,446
                                                                           --------------
                                                                               10,646,307
-----------------------------------------------------------------------------------------
MEDIA - 0.7%
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(6)                   1,600,000       1,629,200
-----------------------------------------------------------------------------------------
TCI Communications, Inc., 6.375% Sr. Unsub. Nts., 5/1/03        3,000,000       3,027,075
-----------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                   3,250,000       3,561,174

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
-----------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Viacom, Inc., 6.75% Sr. Unsec. Nts., 1/15/03                  $ 1,500,000  $    1,515,840
                                                                           --------------
                                                                                9,733,289
-----------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.3%
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01        1,770,000       1,933,392
-----------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05               2,000,000       2,104,378
                                                                           --------------
                                                                                4,037,770
-----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.4%
-----------------------------------------------------------------------------------------
FOOD - 1.3%
CPC International, Inc., 6.15% Unsec. Nts., Series C,
1/15/06                                                         2,000,000       2,016,050
-----------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00               3,500,000       3,547,085
-----------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Gtd. Nts., 9/15/04          6,115,000       6,429,715
-----------------------------------------------------------------------------------------
Kellogg Co., 5.75% Nts., 2/2/01(6)                              5,000,000       4,989,140
                                                                           --------------
                                                                               16,981,990
-----------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.3%
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                    1,500,000       1,547,146
-----------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts., 12/1/03         2,000,000       2,133,056
                                                                           --------------
                                                                                3,680,202
-----------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
Dial Corp. (The), 5.89% Nts., Series MTNA, 10/22/01             3,250,000       3,239,265
-----------------------------------------------------------------------------------------
Fort James Corp., 6.234% Nts., 3/15/01                          1,750,000       1,773,406
-----------------------------------------------------------------------------------------
Fort James Corp., 6.875% Sr. Nts., 9/15/07                      5,000,000       5,157,035
-----------------------------------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs., Series A, 1/1/21               750,000         997,356
                                                                           --------------
                                                                               11,167,062
-----------------------------------------------------------------------------------------
ENERGY - 2.9%
-----------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.6%
Chesapeake Energy Corp., 7.875% Sr. Nts., Series B, 3/15/04     3,250,000       3,055,000
-----------------------------------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts., 9/15/02                         3,190,000       3,417,508
-----------------------------------------------------------------------------------------
Colorado International Gas Corp., 10% Sr. Debs., 6/15/05          455,000         553,344
-----------------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05       2,000,000       2,058,252
-----------------------------------------------------------------------------------------
Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., Series
A, 8/1/01                                                       2,000,000       2,095,000
-----------------------------------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06                 700,000         848,039
-----------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23          4,000,000       4,501,252
-----------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(6)               2,500,000       2,272,542
-----------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                2,250,000       3,069,360
                                                                           --------------
                                                                               21,870,297
-----------------------------------------------------------------------------------------
OIL-INTEGRATED - 1.3%
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17             2,000,000       2,208,860
-----------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 9% Debs., 8/15/99                   1,750,000       1,803,212
-----------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02               4,500,000       4,624,393
-----------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                 3,600,000       3,916,523
-----------------------------------------------------------------------------------------
Phillips Petroleum Co., 7.53% Pass-Through Certificates,
Series 1994-A1, 9/27/98                                           559,387         561,066

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
-----------------------------------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)

Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19      $ 3,190,000  $    3,254,977
-----------------------------------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21                   500,000         652,962
                                                                           --------------
                                                                               17,021,993
-----------------------------------------------------------------------------------------
FINANCIAL - 5.8%
-----------------------------------------------------------------------------------------
BANKS - 1.3%
BankAmerica Corp., 7.75% Sub. Nts., 7/15/02                     1,250,000       1,325,831
-----------------------------------------------------------------------------------------
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                2,350,000       2,354,526
-----------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 10.125% Sub. Nts., 11/1/00         1,000,000       1,088,609
-----------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                              2,135,000       2,113,360
-----------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01          750,000         827,853
-----------------------------------------------------------------------------------------
Greenpoint Bank (Brooklyn New York), 6.70% Medium-Term Sr.
Bank Nts., 7/15/02                                              5,000,000       5,083,440
-----------------------------------------------------------------------------------------
People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts.,
12/1/06                                                         4,000,000       4,149,944
                                                                           --------------
                                                                               16,943,563
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.8%
American General Finance Corp., 5.875% Sr. Nts., 7/1/00         1,500,000       1,497,897
-----------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(6)                                            2,750,000       3,240,804
-----------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                2,300,000       2,356,060
-----------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01               4,000,000       3,960,840
-----------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts.,
Series D, 3/1/01                                                3,070,000       3,070,844
-----------------------------------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts., 9/15/99                       750,000         754,738
-----------------------------------------------------------------------------------------
Ford Motor Credit Co., 6% Sr. Unsec. Nts., 1/14/03              5,000,000       4,986,970
-----------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01           1,200,000       1,190,111
-----------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98            500,000         502,011
-----------------------------------------------------------------------------------------
Household Finance Corp., 8.95% Debs., 9/15/99                   1,200,000       1,239,204
-----------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Nts., 3/1/01                      1,500,000       1,503,852
-----------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                   2,500,000       2,537,398
-----------------------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds, 10/23/01                           1,500,000       1,612,500
-----------------------------------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00                                   1,250,000       1,261,296
-----------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6% Unsec. Bonds, 3/20/03        4,250,000       4,245,827
-----------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03(6)            3,000,000       2,991,846
                                                                           --------------
                                                                               36,952,198
-----------------------------------------------------------------------------------------
INSURANCE - 1.3%
Cigna Corp., 7.90% Nts., 12/14/98                                 320,000         322,859
-----------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27               2,750,000       3,135,022
-----------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/11                              2,000,000       1,997,500
-----------------------------------------------------------------------------------------
Equitable Life Assurance Society (U.S.A.), 6.95% Surplus
Nts., 12/1/05(6)                                                2,000,000       2,077,682
-----------------------------------------------------------------------------------------
GenAmerica Capital I, 8.525% Gtd. Bonds, 6/30/27(6)             3,250,000       3,531,047
-----------------------------------------------------------------------------------------
Life Re Capital Trust I, 8.72% Gtd. Bonds, 6/15/27(6)           2,500,000       2,750,093
-----------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01          3,500,000       3,573,136
                                                                           --------------
                                                                               17,387,339

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                 $ 5,520,000  $    5,679,749
-----------------------------------------------------------------------------------------
INDUSTRIAL - 3.4%
-----------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(2)      2,750,000       2,880,625
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.3%
Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                       6,750,000       6,811,398
-----------------------------------------------------------------------------------------
Interface, Inc., 7.30% Sr. Nts., 4/1/08                         2,000,000       2,018,192
-----------------------------------------------------------------------------------------
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                   5,000,000       5,050,025
-----------------------------------------------------------------------------------------
Raytheon Co., 6.45% Nts., 8/15/02                               2,500,000       2,540,025
-----------------------------------------------------------------------------------------
Sony Corp., 6.125% Bonds, 3/4/03                                4,250,000       4,263,260
-----------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                            4,000,000       4,227,396
-----------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Gtd. Nts., 6/15/01          2,500,000       2,508,865
-----------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., Series B,
12/1/06                                                         2,860,000       2,950,133
                                                                           --------------
                                                                               30,369,294
-----------------------------------------------------------------------------------------
MANUFACTURING - 0.4%
U.S. Filter Corp., 6.375% Bonds, 5/15/01(2)                     5,500,000       5,488,450
-----------------------------------------------------------------------------------------
TRANSPORTATION - 0.5%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                         2,150,000       2,163,438
-----------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                           2,030,000       2,062,385
-----------------------------------------------------------------------------------------
Union Pacific Corp., 7.60% Nts., 5/1/05                         2,000,000       2,134,230
                                                                           --------------
                                                                                6,360,053
-----------------------------------------------------------------------------------------
TECHNOLOGY - 1.3%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.8%
Lockheed Martin Corp., 6.85% Gtd. Unsec. Nts., 5/15/01          6,750,000       6,888,004
-----------------------------------------------------------------------------------------
Northwest Airlines Corp., 8.375% Gtd. Nts., 3/15/04             4,250,000       4,393,952
                                                                           --------------
                                                                               11,281,956
-----------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Electric Data Systems Corp., 7.125% Nts., 5/15/05(6)            2,000,000       2,124,926
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 0.3%
AT&T Capital Corp., 6.25% Nts., Series MTN, 5/15/01             3,800,000       3,803,735
-----------------------------------------------------------------------------------------
UTILITIES - 1.9%
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C,
2/1/03                                                          3,278,000       3,514,016
-----------------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc., 6.31% Nts., Series MTNB,
2/19/02                                                         5,000,000       4,978,925
-----------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series
C, 7/1/01                                                       5,000,000       5,018,750
                                                                           --------------
                                                                               13,511,691
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.6%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01       2,000,000       2,028,950
-----------------------------------------------------------------------------------------
Southern California Gas Co., 6.38% Medium-Term Nts.,
10/29/01                                                        2,500,000       2,534,600
-----------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                 3,800,000       4,160,369
                                                                           --------------
                                                                                8,723,919

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
-----------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.3%
Ameritech Capital Funding Corp., 5.65% Gtd. Nts., 1/15/01     $ 3,600,000  $    3,580,528
                                                                           --------------
Total Non-Convertible Corporate Bonds and Notes (Cost
$274,642,746)                                                                 280,376,651
-----------------------------------------------------------------------------------------
SHORT-TERM NOTES - 5.0%
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.46%, 7/14/98(7)            11,000,000      10,978,431
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.46%, 7/24/98(7)            16,765,000      16,706,518
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.48%, 7/27/98(7)            19,000,000      18,924,802
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.464%, 7/17/98(7)            20,000,000      19,951,458
                                                                           --------------
Total Short-Term Notes (Cost $66,561,209)                                      66,561,209
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.5%
-----------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $46,607,637 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $47,839,033
(Cost $46,600,000)                                             46,600,000      46,600,000
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,220,235,725)                    99.5%  1,331,595,813
-----------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                       0.5       6,285,459
                                                              -----------  --------------
NET ASSETS                                                          100.0% $1,337,881,272
                                                              -----------  --------------
                                                              -----------  --------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $25,607,280 or 1.91% of the Fund's net assets as of June 30, 1998.

7. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
--------------------------------------------------------------
COMMON STOCKS - 89.1%
--------------------------------------------------------------
BASIC MATERIALS - 0.0%
--------------------------------------------------------------
PAPER - 0.0%
Union Camp Corp.                           1,400  $    69,475
--------------------------------------------------------------
CONSUMER CYCLICALS - 24.5%
--------------------------------------------------------------
AUTOS & HOUSING - 7.3%
Dollar Thrifty Automotive Group,
Inc.(1)                                  328,400    4,351,300
--------------------------------------------------------------
Federal-Mogul Corp.                      322,100   21,741,750
--------------------------------------------------------------
Hertz Corp., Cl. A                       106,200    4,705,987
--------------------------------------------------------------
Lear Corp.(1)                            180,000    9,236,250
--------------------------------------------------------------
Maytag Corp.                             172,600    8,522,125
--------------------------------------------------------------
Republic Industries, Inc.(1)             353,200    8,830,000
--------------------------------------------------------------
Whirlpool Corp.                          162,000   11,137,500
                                                  ------------
                                                   68,524,912
--------------------------------------------------------------
LEISURE & ENTERTAINMENT - 6.1%
Alaska Air Group, Inc.(1)                144,700    7,895,194
--------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                     307,500    8,782,969
--------------------------------------------------------------
AMR Corp.(1)                             200,600   16,699,950
--------------------------------------------------------------
Delta Air Lines, Inc.                     50,900    6,578,825
--------------------------------------------------------------
Hasbro, Inc.                             338,800   13,319,075
--------------------------------------------------------------
Outback Steakhouse, Inc.(1)              114,800    4,477,200
                                                  ------------
                                                   57,753,213
--------------------------------------------------------------
RETAIL: GENERAL - 8.7%
Dayton Hudson Corp.                      186,000    9,021,000
--------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                  255,500   13,749,094
--------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)        411,900   13,669,931
--------------------------------------------------------------
K Mart Corp.(1)                          353,000    6,795,250
--------------------------------------------------------------
Liz Claiborne, Inc.                      120,500    6,296,125
--------------------------------------------------------------
Nordstrom, Inc.                           55,700    4,302,825
--------------------------------------------------------------
Penney (J.C.) Co., Inc.                  174,900   12,647,456
--------------------------------------------------------------
Sears Roebuck & Co.                      252,000   15,387,750
                                                  ------------
                                                   81,869,431
--------------------------------------------------------------
RETAIL: SPECIALTY - 2.4%
Brylane, Inc.(1)                          98,900    4,549,400
--------------------------------------------------------------
Inacom Corp.(1)                          192,600    6,115,050
--------------------------------------------------------------
Payless ShoeSource, Inc.(1)              167,400   12,335,287
                                                  ------------
                                                   22,999,737
--------------------------------------------------------------
CONSUMER NON-CYCLICALS - 10.4%
--------------------------------------------------------------
FOOD - 2.3%
Kroger Co.(1)                            297,000   12,733,875

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
--------------------------------------------------------------
FOOD (CONTINUED)

Safeway, Inc.(1)                         224,400  $ 9,130,275
                                                  ------------
                                                   21,864,150
--------------------------------------------------------------
HEALTHCARE/DRUGS - 1.5%
Amgen, Inc.(1)                           215,900   14,114,462
--------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.2%
Tenet Healthcare Corp.(1)                452,030   14,125,937
--------------------------------------------------------------
WellPoint Health Networks, Inc.(1)        88,200    6,526,800
                                                  ------------
                                                   20,652,737
--------------------------------------------------------------
HOUSEHOLD GOODS - 4.4%
Dial Corp. (The)                         379,800    9,851,062
--------------------------------------------------------------
Fort James Corp.                         425,862   18,950,859
--------------------------------------------------------------
Premark International, Inc.              397,600   12,822,600
                                                  ------------
                                                   41,624,521
--------------------------------------------------------------
ENERGY - 3.9%
--------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.1%
Diamond Offshore Drilling, Inc.          255,900   10,236,000
--------------------------------------------------------------
Global Marine, Inc.(1)                   209,700    3,918,769
--------------------------------------------------------------
Transocean Offshore, Inc.                123,700    5,504,650
                                                  ------------
                                                   19,659,419
--------------------------------------------------------------
OIL-INTEGRATED - 1.8%
Exxon Corp.                              132,300    9,434,644
--------------------------------------------------------------
Mobil Corp.                               93,400    7,156,775
                                                  ------------
                                                   16,591,419
--------------------------------------------------------------
FINANCIAL - 17.2%
--------------------------------------------------------------
BANKS - 4.9%
BankAmerica Corp.                         82,200    7,105,162
--------------------------------------------------------------
BankBoston Corp.                         333,000   18,523,125
--------------------------------------------------------------
First Union Corp.                        156,300    9,104,475
--------------------------------------------------------------
NationsBank Corp.                        150,800   11,536,200
                                                  ------------
                                                   46,268,962
--------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.3%
American Express Co.                     126,500   14,421,000
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.          55,400    5,062,175
--------------------------------------------------------------
Travelers Group, Inc.                    194,926   11,817,389
                                                  ------------
                                                   31,300,564
--------------------------------------------------------------
INSURANCE - 9.0%
ACE Ltd.                                 117,100    4,566,900
--------------------------------------------------------------
Allstate Corp.                           127,200   11,646,750
--------------------------------------------------------------
Chubb Corp.                               72,600    5,835,225
--------------------------------------------------------------
Conseco, Inc.                            341,300   15,955,775

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
--------------------------------------------------------------
INSURANCE (CONTINUED)

Equitable Cos., Inc.                     140,000  $10,491,250
--------------------------------------------------------------
St. Paul Cos., Inc.                      250,200   10,524,037
--------------------------------------------------------------
Torchmark Corp.                          241,100   11,030,325
--------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                    331,700   14,221,637
                                                  ------------
                                                   84,271,899
--------------------------------------------------------------
INDUSTRIAL - 9.8%
--------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.1%
USG Corp.                                182,800    9,894,050
--------------------------------------------------------------
INDUSTRIAL SERVICES - 1.7%
Viad Corp.                               336,800    9,346,200
--------------------------------------------------------------
Waste Management, Inc.                   190,300    6,660,500
                                                  ------------
                                                   16,006,700
--------------------------------------------------------------
MANUFACTURING - 7.0%
AGCO Corp.                               202,500    4,163,906
--------------------------------------------------------------
Case Corp.                               125,200    6,040,900
--------------------------------------------------------------
Deere & Co.                               55,800    2,950,425
--------------------------------------------------------------
Ingersoll-Rand Co.                       281,500   12,403,594
--------------------------------------------------------------
PACCAR, Inc.                             184,200    9,624,450
--------------------------------------------------------------
Textron, Inc.                            236,700   16,968,431
--------------------------------------------------------------
U.S. Industries, Inc.                    567,300   14,040,675
                                                  ------------
                                                   66,192,381
--------------------------------------------------------------
TECHNOLOGY - 12.9%
--------------------------------------------------------------
AEROSPACE/DEFENSE - 2.4%
General Dynamics Corp.                   229,600   10,676,400
--------------------------------------------------------------
Lockheed Martin Corp.                    108,052   11,440,006
                                                  ------------
                                                   22,116,406
--------------------------------------------------------------
COMPUTER HARDWARE - 10.3%
Apple Computer, Inc.(1)                  288,600    8,279,213
--------------------------------------------------------------
Compaq Computer Corp.                    402,900   11,432,288
--------------------------------------------------------------
Gateway 2000, Inc.(1)                    178,800    9,051,750
--------------------------------------------------------------
International Business Machines
Corp.                                     87,200   10,011,650
--------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                 150,800    9,198,800
--------------------------------------------------------------
Storage Technology Corp. (New)(1)        654,400   28,384,600
--------------------------------------------------------------
Xerox Corp.                              197,900   20,111,588
                                                  ------------
                                                   96,469,889
--------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Symantec Corp.(1)                         86,100    2,249,363
--------------------------------------------------------------
UTILITIES - 10.4%
--------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
Edison International                     296,500    8,765,281

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
--------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

FPL Group, Inc.                          216,700  $13,652,100
                                                  ------------
                                                   22,417,381
--------------------------------------------------------------
GAS UTILITIES - 1.6%
Columbia Energy Group                    274,800   15,285,750
--------------------------------------------------------------
TELEPHONE UTILITIES - 6.4%
AT&T Corp.                               338,700   19,348,238
--------------------------------------------------------------
Bell Atlantic Corp.                      305,800   13,952,125
--------------------------------------------------------------
Century Telephone Enterprises, Inc.      104,250    4,782,469
--------------------------------------------------------------
Frontier Corp.                           169,800    5,348,700
--------------------------------------------------------------
U S West, Inc.                           350,900   16,492,300
                                                  ------------
                                                   59,923,832
                                                  ------------
Total Common Stocks (Cost
$664,492,612)                                     838,120,653

                                     PRINCIPAL
                                     AMOUNT
--------------------------------------------------------------
SHORT-TERM NOTES - 7.2%
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.45%, 7/10/98(2)                    $22,507,000    22,476,278
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.45%, 7/22/98(2)                     10,800,000    10,765,665
--------------------------------------------------------------
Federal National Mortgage Assn.,
5.451%, 7/16/98(2)                    20,000,000    19,954,575
--------------------------------------------------------------
Federal National Mortgage Assn.,
5.464%, 7/17/98(2)                    15,000,000    14,963,591
                                                  ------------
Total Short-Term Notes (Cost
$68,160,109)                                        68,160,109
--------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.7%
--------------------------------------------------------------
Repurchase agreement with Salomon
Smith Barney Holdings, Inc., 5.90%,
dated 6/30/98, to be repurchased at
$34,705,687 on 7/1/98,
collateralized by U.S. Treasury
Bonds, 8.75%-10.625%,
2/15/25-2/15/19, with a value of
$35,622,628 (Cost $34,700,000)        34,700,000    34,700,000
--------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$767,352,721)                              100.0%  940,980,762
--------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (0.0)     (102,902)
                                     -----------  ------------
NET ASSETS                                 100.0% $940,877,860
                                     -----------  ------------
                                     -----------  ------------

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 26.6%
-------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 26.6%
-------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 15.3%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, 10.50%, 10/1/20                                 $  152,811  $   170,717
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates,
6.11%, 7/31/98                                                 1,000,000    1,000,620
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates,
7.125%, 7/21/99                                                1,000,000    1,014,107
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 2/1/09-12/1/23           883,891      886,054
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.50%, 9/1/22                   499,321      512,813
                                                                          -----------
                                                                            3,584,311
-------------------------------------------------------------------------------------
GNMA/GUARANTEED - 11.3%
Government National Mortgage Assn., 7%, 10/15/23-3/15/26       2,591,132    2,635,763
                                                                          -----------
Total Mortgage-Backed Obligations (Cost $6,197,531)                         6,220,074
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 51.7%
-------------------------------------------------------------------------------------
AGENCY - 4.3%
-------------------------------------------------------------------------------------
GOVERNMENT AGENCY-SPONSORED - 4.3%
Federal Farm Credit Bank, Medium-Term Nts., 6.37%, 9/1/00      1,000,000    1,014,220
-------------------------------------------------------------------------------------
TREASURY - 47.4%
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                           2,175,000    2,612,040
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.125%, 8/15/19                             500,000      645,469
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 9.25%, 2/15/16                            1,200,000    1,670,251
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 4/30/03                             1,500,000    1,515,001
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 8/15/03                               500,000      505,469
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.25%, 8/15/04                             2,700,000    2,939,629
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.50%, 11/15/01                              405,000      429,047
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.50%, 2/15/05                               500,000      553,751
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 8.50%, 2/15/00                               200,000      209,125
                                                                          -----------
Total U.S. Government Obligations (Cost $11,274,603)                       12,094,002
-------------------------------------------------------------------------------------
SHORT-TERM NOTES - 16.2%
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.464%, 7/17/98(1) (Cost
$3,790,776)                                                    3,800,000    3,790,776
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.9%
-------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $900,148 on
7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $923,930
(Cost $900,000)                                                  900,000      900,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $22,162,910)                      98.4%  23,004,852
-------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                      1.6      371,200
                                                              ----------  -----------
NET ASSETS                                                         100.0% $23,376,052
                                                              ----------  -----------
                                                              ----------  -----------

1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
COMMON STOCKS - 94.6%
---------------------------------------------------------------------------------------
BASIC MATERIALS - 1.1%
---------------------------------------------------------------------------------------
CHEMICALS - 0.7%
Fuji Photo Film Co.                                                19,000  $   661,239
---------------------------------------------------------------------------------------
PAPER - 0.4%
Kimberly-Clark de Mexico SA, Cl. A                                121,000      420,119
---------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.7%
---------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.5%
Bridgestone Corp.                                                  22,000      519,941
---------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.4%
CDL Hotels International Ltd.                                   2,250,000      667,865
---------------------------------------------------------------------------------------
Granada Group plc                                                  95,000    1,745,706
                                                                           ------------
                                                                             2,413,571
---------------------------------------------------------------------------------------
MEDIA - 2.8%
Benpres Holdings Corp., GDR(1)(2)                                  19,200       58,013
---------------------------------------------------------------------------------------
Benpres Holdings Corp., Sponsored GDR(2)                           48,000      145,032
---------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                        192,000      507,964
---------------------------------------------------------------------------------------
VNU - Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit       30,000    1,089,852
---------------------------------------------------------------------------------------
Wolters Kluwer NV                                                   7,000      960,760
                                                                           ------------
                                                                             2,761,621
---------------------------------------------------------------------------------------
RETAIL: GENERAL - 1.1%
Circle K Japan Co. Ltd.                                            10,200      354,981
---------------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.(2)                                             15,000      705,768
                                                                           ------------
                                                                             1,060,749
---------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 2.9%
Dickson Concepts International Ltd.                               250,000      348,451
---------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                      23,000    1,467,972
---------------------------------------------------------------------------------------
Koninklijke Ahold NV                                               35,000    1,123,525
                                                                           ------------
                                                                             2,939,948
---------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 25.4%
---------------------------------------------------------------------------------------
BEVERAGES - 2.1%
Embotelladora Andina SA, Series A, Sponsored ADR                   12,400      217,000
---------------------------------------------------------------------------------------
Embotelladora Andina SA, Series B, Sponsored ADR                   12,400      193,750
---------------------------------------------------------------------------------------
Grupo Modelo SA de CV, Cl. C                                       53,000      439,404
---------------------------------------------------------------------------------------
Scottish & Newcastle plc                                           88,000    1,237,752
                                                                           ------------
                                                                             2,087,906
---------------------------------------------------------------------------------------
FOOD - 7.1%
Colruyt SA                                                          2,000    1,569,470
---------------------------------------------------------------------------------------
Groupe Danone                                                       6,000    1,650,631
---------------------------------------------------------------------------------------
Jeronimo Martins & Filho SA                                        20,000      960,805

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
FOOD (CONTINUED)
Nestle SA                                                             650  $ 1,391,010
---------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                 306,000    1,540,971
                                                                           ------------
                                                                             7,112,887
---------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 9.9%
Fresenius AG, Preference                                            5,000      929,306
---------------------------------------------------------------------------------------
Novartis AG                                                           550      915,210
---------------------------------------------------------------------------------------
Novartis AG, Bearer Shares                                            300      499,601
---------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                           7,210      993,902
---------------------------------------------------------------------------------------
Richter Gedeon Rt., Sponsored GDR(1)(2)                            12,000      965,352
---------------------------------------------------------------------------------------
Sanofi SA                                                          10,000    1,173,364
---------------------------------------------------------------------------------------
Schering AG                                                         8,000      941,255
---------------------------------------------------------------------------------------
SKW Trostberg AG                                                   32,000    1,138,179
---------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                    25,000      664,697
---------------------------------------------------------------------------------------
Zeneca Group plc                                                   40,000    1,715,524
                                                                           ------------
                                                                             9,936,390
---------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.9%
Luxottica Group SpA, Sponsored ADR                                 60,000      930,000
---------------------------------------------------------------------------------------
Olympus Optical Co. Ltd.(2)                                        79,000      686,486
---------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(1)                                       30,000      474,579
---------------------------------------------------------------------------------------
SmithKline Beecham plc                                            150,000    1,829,665
                                                                           ------------
                                                                             3,920,730
---------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 2.4%
L'OREAL                                                             2,400    1,331,991
---------------------------------------------------------------------------------------
Reckitt & Colman plc                                               58,000    1,106,420
                                                                           ------------
                                                                             2,438,411
---------------------------------------------------------------------------------------
ENERGY - 3.2%
---------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.2%
Quinenco SA, ADR                                                   21,000      189,000
---------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                 227,000    1,593,580
---------------------------------------------------------------------------------------
Total SA, B Shares                                                 11,157    1,447,215
                                                                           ------------
                                                                             3,229,795
---------------------------------------------------------------------------------------
FINANCIAL - 21.1%
---------------------------------------------------------------------------------------
BANKS - 13.7%
Banca di Roma(2)                                                  465,000      967,905
---------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                  47,000,000      394,170
---------------------------------------------------------------------------------------
Banco Popular Espanol SA                                           17,000    1,452,479
---------------------------------------------------------------------------------------
Banco Santander SA                                                 40,000    1,025,540
---------------------------------------------------------------------------------------
Bank Handlowy W Warszawie GDR                                      28,000      533,980
---------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                          14,600    1,239,684
---------------------------------------------------------------------------------------
Credit Suisse Group                                                 6,700    1,490,792

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
BANKS (CONTINUED)
Credito Italiano SpA                                              220,000  $ 1,151,641
---------------------------------------------------------------------------------------
Lloyds TSB Group plc                                              133,000    1,859,605
---------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                   70,000      594,661
---------------------------------------------------------------------------------------
Nordbanken Holding AB                                             220,000    1,613,804
---------------------------------------------------------------------------------------
Thai Farmers Bank Public Co. Ltd.                                 300,000      264,184
---------------------------------------------------------------------------------------
UBS AG                                                              3,000    1,115,498
                                                                           ------------
                                                                            13,703,943
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 5.4%
Cattles plc                                                       158,000    1,584,742
---------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                               230,000      241,531
---------------------------------------------------------------------------------------
ING Groep NV                                                       20,000    1,309,592
---------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                              29,000      586,335
---------------------------------------------------------------------------------------
Northern Rock plc                                                 133,000    1,172,094
---------------------------------------------------------------------------------------
Perlis Plantations Berhad                                         175,000      151,899
---------------------------------------------------------------------------------------
Promise Co. Ltd.                                                    8,000      329,142
                                                                           ------------
                                                                             5,375,335
---------------------------------------------------------------------------------------
INSURANCE - 2.0%
AXA SA                                                             10,000    1,122,205
---------------------------------------------------------------------------------------
Irish Life plc(2)                                                 100,000      920,591
                                                                           ------------
                                                                             2,042,796
---------------------------------------------------------------------------------------
INDUSTRIAL - 9.1%
---------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.1%
Cie de Saint Gobain                                                 6,000    1,109,993
---------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.3%
Hays plc                                                           78,000    1,307,154
---------------------------------------------------------------------------------------
MANUFACTURING - 6.1%
BBA Group plc                                                     170,000    1,281,307
---------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                 200        2,718
---------------------------------------------------------------------------------------
Mannesmann AG                                                      20,000    2,025,667
---------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                     81,000      852,693
---------------------------------------------------------------------------------------
SMC Corp.                                                           8,400      638,542
---------------------------------------------------------------------------------------
Smiths Industries plc                                              91,000    1,271,602
                                                                           ------------
                                                                             6,072,529
---------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
Brambles Industries Ltd.                                           33,000      647,591
---------------------------------------------------------------------------------------
TECHNOLOGY - 18.0%
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.2%
SAP AG, Preference                                                  3,300    2,239,794
---------------------------------------------------------------------------------------
ELECTRONICS - 9.5%
Bowthorpe plc                                                     165,000    1,436,218
---------------------------------------------------------------------------------------
Electrocomponents plc                                             114,000      893,447

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)
Getronics NV                                                       19,900  $ 1,032,065
---------------------------------------------------------------------------------------
Hoshiden Corp.(2)                                                  65,000      697,842
---------------------------------------------------------------------------------------
Keyence Corp.                                                          30        3,264
---------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                 29,000      465,972
---------------------------------------------------------------------------------------
Rohm Co.                                                            3,000      308,030
---------------------------------------------------------------------------------------
Royal Philips Electronics NV                                       17,000    1,429,048
---------------------------------------------------------------------------------------
Sony Corp.                                                         13,000    1,119,357
---------------------------------------------------------------------------------------
TDK Corp.                                                           9,000      664,697
---------------------------------------------------------------------------------------
VTech Holdings Ltd.                                               400,000    1,489,306
                                                                           ------------
                                                                             9,539,246
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 6.3%
Matsushita Communication Industrial Co.                            32,000      843,895
---------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                     88      729,185
---------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                 2,310       12,849
---------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                         180,000    1,100,728
---------------------------------------------------------------------------------------
Telecom Italia SpA                                                150,000    1,104,188
---------------------------------------------------------------------------------------
Vodafone Group plc                                                197,000    2,499,867
                                                                           ------------
                                                                             6,290,712
---------------------------------------------------------------------------------------
UTILITIES - 7.0%
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.1%
United Utilities plc                                              120,000    1,749,875
---------------------------------------------------------------------------------------
Veba AG                                                            19,200    1,306,339
                                                                           ------------
                                                                             3,056,214
---------------------------------------------------------------------------------------
GAS UTILITIES - 1.1%
RWE AG, Preference                                                 25,000    1,073,128
---------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.8%
Tele Danmark AS, B Shares                                          16,000    1,535,550
---------------------------------------------------------------------------------------
Telefonica de Espana                                               27,272    1,263,038
                                                                           ------------
                                                                             2,798,588
                                                                           ------------
Total Common Stocks (Cost $72,501,429)                                      94,760,330

                                                              UNITS
---------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
---------------------------------------------------------------------------------------
Haw Par Brothers Corp. Ltd. Wts., Exp. 7/01 (Cost $13,861)         23,000        2,729

                                                              PRINCIPAL
                                                              AMOUNT
---------------------------------------------------------------------------------------
SHORT-TERM NOTES - 1.0%
---------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.464%, 7/17/98(3) (Cost
$997,573)                                                     $ 1,000,000      997,573

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.2%
---------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $3,200,524
on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $3,285,084
(Cost $3,200,000)                                             $ 3,200,000  $  3,200,000
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $76,712,863)                       98.8%   98,960,632
---------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                       1.2     1,181,081
                                                              -----------  ------------
NET ASSETS                                                          100.0% $100,141,713
                                                              -----------  ------------
                                                              -----------  ------------

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,497,944 or 1.50% of the Fund's net assets as of June 30, 1998.

2. Non-income producing security.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                   MARKET VALUE      PERCENT
---------------------------------------------------------------------
Great Britain                             $   25,825,530         26.1%
---------------------------------------------------------------------
Germany                                       10,893,351         11.0
---------------------------------------------------------------------
Japan                                         10,843,110         11.0
---------------------------------------------------------------------
France                                         7,835,399          7.9
---------------------------------------------------------------------
The Netherlands                                6,944,842          7.0
---------------------------------------------------------------------
United States                                  5,637,504          5.7
---------------------------------------------------------------------
Switzerland                                    5,412,111          5.5
---------------------------------------------------------------------
Italy                                          5,254,463          5.3
---------------------------------------------------------------------
Spain                                          3,741,057          3.8
---------------------------------------------------------------------
Sweden                                         3,081,776          3.1
---------------------------------------------------------------------
Hong Kong                                      3,013,586          3.0
---------------------------------------------------------------------
Denmark                                        2,529,452          2.6
---------------------------------------------------------------------
Belgium                                        1,569,470          1.6
---------------------------------------------------------------------
Australia                                      1,233,925          1.2
---------------------------------------------------------------------
Portugal                                         960,805          1.0
---------------------------------------------------------------------
Ireland                                          920,591          0.9
---------------------------------------------------------------------
Mexico                                           859,523          0.9
---------------------------------------------------------------------
Chile                                            599,750          0.6
---------------------------------------------------------------------
Poland                                           533,980          0.5
---------------------------------------------------------------------
Brazil                                           394,170          0.4
---------------------------------------------------------------------
Thailand                                         264,184          0.3
---------------------------------------------------------------------
Singapore                                        244,260          0.2
---------------------------------------------------------------------
Philippines                                      203,045          0.2
---------------------------------------------------------------------
Malaysia                                         151,899          0.2
---------------------------------------------------------------------
Korea, Republic of (South)                        12,849          0.0
                                          ---------------   ---------
Total                                     $   98,960,632        100.0%
                                          ---------------   ---------
                                          ---------------   ---------

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.1%
-------------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1998-B, Cl. A3, 5.95%,
11/15/02                                                      $  250,000  $   250,039
-------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05               125,000      126,366
-------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/07(1)                                        175,000      176,203
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1996-A, Cl. A-4, 5.85%,
7/15/01                                                          125,000      124,903
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1997-A, Cl. A-5, 6.80%,
2/15/05                                                          150,000      153,025
                                                                          -----------
Total Asset-Backed Securities (Cost $824,005)                                 830,536
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 7.0%
-------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                              250,000      249,218
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                   200,000      207,686
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, 6%, 3/1/09                           195,161      194,892
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1574, Cl. PD, 5.55%,
3/15/13(1)                                                        12,017       11,991
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1843, Cl. VB, 7%, 4/15/03      75,000       77,180
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1849, Cl. VA, 6%,
12/15/10                                                         180,848      180,564
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1542, Cl. QC, 7.411%,
10/15/20(2)                                                      500,000       88,457
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1583, Cl. IC, 6.775%,
1/15/20(2)                                                       500,000       57,500
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1661, Cl. PK, 5.604%,
11/15/06(2)                                                      397,068       28,167
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1661, Cl. PK, 6.441%,
11/15/06(2)                                                      623,965       44,263
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6%, 12/1/03                     157,514      156,958
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 4/1/26                   175,043      174,741
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7%, 4/1/00                       80,990       81,591
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                          77,989       77,648
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                          183,824      183,479
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Medium-Term Nts., 6.56%,
11/13/01                                                         125,000      125,215
-------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                             174,024      167,389
-------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(3)                         425,000      425,498

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
-------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates, Series 1997-QS9, Cl. 2, 6.75%,
9/25/27                                                       $  175,000  $   174,725
                                                                          -----------
Total Mortgage-Backed Obligations (Cost $2,675,339)                         2,707,162
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 25.1%
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6%, 2/15/26                                 625,000      650,391
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                           1,690,000    2,029,585
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.625%, 2/15/06                              850,000      853,720
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 8/15/03                               225,000      227,461
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.50%, 8/15/05                             1,550,000    1,636,704
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.75%, 6/30/99                             1,015,000    1,027,371
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.50%, 11/15/01                            3,150,000    3,337,034
                                                                          -----------
Total U.S. Government Obligations (Cost $9,500,977)                         9,762,266
-------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 32.5%
-------------------------------------------------------------------------------------
AEROSPACE - 0.1%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                     50,000       50,500
-------------------------------------------------------------------------------------
CHEMICALS - 1.6%
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03            140,000      148,104
-------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                           50,000       49,000
-------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts.,
6/1/20                                                            75,000      100,289
-------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05(4)     100,000      104,250
-------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                            75,000       96,218
-------------------------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                      75,000       82,125
-------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B,
7/1/06                                                            50,000       54,500
                                                                          -----------
                                                                              634,486
-------------------------------------------------------------------------------------
CONSUMER DURABLES - 0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                      125,000      126,364
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.5%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                        75,000       82,476
-------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                            50,000       50,312
-------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06      50,000       53,500
                                                                          -----------
                                                                              186,288
-------------------------------------------------------------------------------------
ENERGY - 2.4%
Abraxas Petroleum Corp./CDN Abraxas Petroleum Ltd., 11.50%
Sr. Unsec. Nts., Series D, 11/1/04                                50,000       51,875
-------------------------------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts., 9/15/02                           75,000       80,349
-------------------------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts., 5/15/99                            50,000       51,114
-------------------------------------------------------------------------------------
Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05           50,000       53,250
-------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., Series B, 2/15/07          50,000       47,750
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17               75,000       82,832
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 9% Debs., 8/15/99                     75,000       77,281
-------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23            75,000       84,398

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
ENERGY (CONTINUED)

Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02             $  $50,000  $    51,382
-------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                   75,000       81,594
-------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                 50,000       50,500
-------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Gtd. Nts., Series B,
10/15/04                                                          50,000       41,000
-------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19          75,000       76,528
-------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., Series B, 6
/15/02                                                            25,000       23,375
-------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                                            75,000       75,001
                                                                          -----------
                                                                              928,229
-------------------------------------------------------------------------------------
FINANCIAL - 7.3%
American General Finance Corp., 8.50% Sr. Nts., 8/15/98           55,000       55,147
-------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(5)                                              75,000       88,386
-------------------------------------------------------------------------------------
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                 200,000      200,385
-------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                  50,000       51,219
-------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                    310,000      318,971
-------------------------------------------------------------------------------------
Cigna Corp., 7.90% Nts., 12/14/98                                140,000      141,251
-------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                75,000       74,240
-------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                125,000      123,776
-------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                100,000      114,001
-------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01                               250,000      249,687
-------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts.,
Series D, 3/1/01                                                 250,000      250,069
-------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01         125,000      137,975
-------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01            250,000      247,940
-------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98            50,000       50,201
-------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                125,000      126,302
-------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                    125,000      126,870
-------------------------------------------------------------------------------------
NationsBank Corp., 8.50% Exchangeable Sub. Nts., 3/1/99           55,000       55,911
-------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one warrant
to purchase 6.84 shares of common stock)(6)                       50,000       49,875
-------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03(5)             250,000      249,320
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01           125,000      127,612
                                                                          -----------
                                                                            2,839,138
-------------------------------------------------------------------------------------
FOOD & DRUG - 0.1%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub.
Nts., 9/15/07                                                     50,000       53,625
-------------------------------------------------------------------------------------
FOOD/TOBACCO - 0.7%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts.,
10/15/06                                                          50,000       50,250
-------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                125,000      126,682
-------------------------------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub. Nts., 9/15/05(1)                 75,000       85,875
                                                                          -----------
                                                                              262,807
-------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.4%
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05(1)              75,000       79,312

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS (CONTINUED)

Stone Container Corp., 9.875% Sr. Nts., 2/1/01                $  $75,000  $    77,156
                                                                          -----------
                                                                              156,468
-------------------------------------------------------------------------------------
GAMING/LEISURE - 2.6%
American Skiing Corp., 12% Sr. Sub. Nts., Series B,
7/15/06(1)                                                        50,000       56,250
-------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B,
8/1/04                                                            50,000       52,250
-------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Sub. Nts.,
Series B, 10/15/07                                                50,000       51,750
-------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                     75,000       85,125
-------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series
B, 8/15/03                                                        75,000       86,625
-------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Nts., 6/1/03(1)      50,000       54,000
-------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                         150,000      152,409
-------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                    50,000       56,000
-------------------------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd. Sr. Sec. Nts., 11/1/03        50,000       55,000
-------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07               50,000       53,187
-------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr.
Sec. Nts., Series B, 11/15/02                                     75,000       94,875
-------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05            50,000       54,437
-------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr. Sub. Nts., 4/1/07              75,000       80,062
-------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05          75,000       80,625
                                                                          -----------
                                                                            1,012,595
-------------------------------------------------------------------------------------
HEALTHCARE - 1.1%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01              145,000      141,670
-------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06           50,000       56,000
-------------------------------------------------------------------------------------
Graphic Controls Corp., 12% Sr. Sub. Nts., Series A, 9/15/05      75,000       83,625
-------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.25% Sr. Sub. Nts.,
Series A, 1/15/08                                                 50,000       52,000
-------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts.,
8/15/06                                                           50,000       49,875
-------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                  50,000       51,625
                                                                          -----------
                                                                              434,795
-------------------------------------------------------------------------------------
HOUSING - 0.6%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(1)       140,000      146,650
-------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                         75,000       77,559
                                                                          -----------
                                                                              224,209
-------------------------------------------------------------------------------------
MANUFACTURING - 0.9%
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07       50,000       51,500
-------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07      50,000       51,750
-------------------------------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds, 5/15/01(1)                      250,000      249,475
                                                                          -----------
                                                                              352,725
-------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING - 0.7%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series
B, 2/1/08                                                         50,000       54,250
-------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec.
Nts., 7/1/08(5)                                                   75,000       75,562
-------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05        75,000       80,812
-------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04         50,000       54,250
                                                                          -----------
                                                                              264,874

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS VIDEO - 1.5%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                             $   50,000  $    54,875
-------------------------------------------------------------------------------------
Century Communications Corp., Zero Coupon Sr. Disc. Nts.,
8.497%, Series B, 1/15/08(7)                                      50,000       23,000
-------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                    75,000       80,250
-------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts.,
6/1/04(4)                                                         25,000       24,500
-------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs.,
4/15/10(4)(5)                                                    150,000       97,875
-------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(4)          50,000       48,750
-------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts.,
2/15/07                                                           50,000       50,000
-------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                    135,000      147,926
-------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc.
Nts., Series B, 2/15/08(4)                                       100,000       62,000
                                                                          -----------
                                                                              589,176
-------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED MEDIA - 0.4%
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                25,000       25,500
-------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07              50,000       51,437
-------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06           50,000       52,750
                                                                          -----------
                                                                              129,687
-------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS - 3.1%
Advanstar Communications, Inc., 9.25% Sr. Sub. Nts.,
5/1/08(5)                                                        100,000      101,125
-------------------------------------------------------------------------------------
AT&T Capital Corp., 6.25% Nts., Series MTN, 5/15/01              225,000      225,221
-------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(4)                                                       75,000       62,812
-------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts.,
2/15/07(4)                                                        50,000       37,125
-------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(4)                                                        50,000       41,875
-------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(4)        50,000       40,750
-------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(4)         75,000       52,875
-------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06(4)                                        100,000       83,000
-------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Nts., 5/1/08(5)          50,000       48,937
-------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
Nts., 10/15/07(4)                                                 50,000       37,625
-------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Nts., 3/1/08(5)                50,000       48,750
-------------------------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr. Unsec. Bonds, Series B,
6/30/07                                                           50,000       54,000
-------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc.
Nts., 7/1/07(4)                                                   50,000       43,500
-------------------------------------------------------------------------------------
TeleWest Communications plc, 0%/11% Sr. Disc. Debs.,
10/1/07(4)                                                        50,000       41,750
-------------------------------------------------------------------------------------
TeleWest Communications plc, 9.625% Sr. Debs., 10/1/06            50,000       52,938
-------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02              225,000      225,681
                                                                          -----------
                                                                            1,197,964
-------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS COMMUNICATIONS - 1.1%
Comcast Cellular Communications, Inc., 9.50% Sr. Nts.,
5/1/07                                                            50,000       52,375
-------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts.,
2/15/01(1)(8)                                                     50,000        1,250
-------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Nts., Series
C/EN, 7/15/05                                                     50,000       50,375
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06(4)                                               50,000       37,375
-------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
8/15/04(4)                                                        50,000       49,000

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS COMMUNICATIONS (CONTINUED)

Price Communications Cellular Holdings, Inc., 0%/13.50% Sr.
Disc. Nts., Series B, 8/1/07(4)                               $   75,000  $    52,688
-------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., 5/15/08(5)            50,000       50,250
-------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
Nts., 8/15/06                                                     50,000       57,875
-------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07              50,000       53,875
-------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts.,
10/15/05(4)                                                       50,000       41,875
                                                                          -----------
                                                                              446,938
-------------------------------------------------------------------------------------
METALS/MINERALS - 0.5%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                       125,000      134,783
-------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                 50,000       50,250
-------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                  25,000       25,813
                                                                          -----------
                                                                              210,846
-------------------------------------------------------------------------------------
RETAIL - 0.7%
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01          50,000       54,616
-------------------------------------------------------------------------------------
K Mart Corp., 7.75% Debs., 10/1/12                                50,000       50,713
-------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                50,000       51,250
-------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                100,000      105,219
                                                                          -----------
                                                                              261,798
-------------------------------------------------------------------------------------
SERVICE - 2.4%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts.,
4/15/09(4)(5)                                                    100,000       59,500
-------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts.,
Series B, 4/1/02                                                  50,000       53,000
-------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B,
10/15/04                                                          50,000       49,500
-------------------------------------------------------------------------------------
Grove Holdings LLC/Grove Holdings Capital, Inc., 0%/11.625%
Sr. Disc. Debs., 5/1/09(4)(5)                                    100,000       57,500
-------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts.,
Series B, 8/1/07                                                  50,000       51,250
-------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Gtd. Unsec. Nts., Series B,
11/1/07                                                           75,000       76,125
-------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07          50,000       54,250
-------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B,
10/15/07                                                          50,000       51,625
-------------------------------------------------------------------------------------
Production Resource Group, 11.50% Sr. Sub. Nts., 1/15/08(5)       50,000       49,000
-------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                              75,000       79,264
-------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs.,
6/1/08(4)(5)                                                      50,000       27,500
-------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Gtd. Nts., 6/15/01           250,000      250,887
-------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., Series B,
12/1/06                                                           70,000       72,206
                                                                          -----------
                                                                              931,607
-------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                           50,000       50,750
-------------------------------------------------------------------------------------
CSX Corp., 7.05% Debs., 5/1/02                                    85,000       87,322
-------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts., 7/1/04                          150,000      150,938
-------------------------------------------------------------------------------------
Golden Ocean Group Ltd., 10% Gtd. Sr. Unsec. Nts.,
8/31/01(5)                                                        50,000       38,750
-------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                       75,000       80,554
-------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07           50,000       51,750
-------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06(5)        50,000       50,313

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

Union Pacific Corp., 7% Nts., 6/15/00                         $  $95,000  $    96,516
                                                                          -----------
                                                                              606,893
-------------------------------------------------------------------------------------
UTILITY - 1.9%
AES Corp., 8.50% Sr. Sub. Nts., 11/1/07                           50,000       50,750
-------------------------------------------------------------------------------------
Ameritech Capital Funding Corp., 5.65% Gtd. Nts., 1/15/01        100,000       99,459
-------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series
C, 7/1/01                                                        225,000      225,844
-------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01        200,000      202,895
-------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                          50,000       50,750
-------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                  100,000      109,483
                                                                          -----------
                                                                              739,181
                                                                          -----------
Total Corporate Bonds and Notes (Cost $12,337,951)                         12,641,193

                                                              SHARES
-------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%
-------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                     1,100      123,062
-------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred Stock, Series D(1)                     500       52,875
                                                                          -----------
Total Preferred Stocks (Cost $155,325)                                        175,937
-------------------------------------------------------------------------------------
COMMON STOCKS - 18.4%
-------------------------------------------------------------------------------------
AEROSPACE - 0.9%
General Dynamics Corp.                                             5,000      232,500
-------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              1,200      127,050
                                                                          -----------
                                                                              359,550
-------------------------------------------------------------------------------------
CHEMICALS - 0.7%
Dexter Corp.                                                       3,900      124,069
-------------------------------------------------------------------------------------
Ethyl Corp.                                                       12,200       74,725
-------------------------------------------------------------------------------------
IMC Global, Inc.                                                   2,834       85,374
                                                                          -----------
                                                                              284,168
-------------------------------------------------------------------------------------
ENERGY - 2.7%
Amoco Corp.                                                        2,600      108,225
-------------------------------------------------------------------------------------
Atlantic Richfield Co.                                             2,500      195,312
-------------------------------------------------------------------------------------
Chevron Corp.                                                      2,500      207,656
-------------------------------------------------------------------------------------
Exxon Corp.                                                        3,100      221,069
-------------------------------------------------------------------------------------
Mobil Corp.                                                        2,500      191,562
-------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                         4,700      126,900
                                                                          -----------
                                                                            1,050,724
-------------------------------------------------------------------------------------
FINANCIAL - 3.5%
BankAmerica Corp.                                                  1,300      112,369
-------------------------------------------------------------------------------------
BankBoston Corp.                                                   3,600      200,250
-------------------------------------------------------------------------------------
Camden Property Trust                                              4,800      142,800
-------------------------------------------------------------------------------------
Capstone Capital Corp.                                             5,500      126,500
-------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                       8,400      148,050
-------------------------------------------------------------------------------------
First Union Corp.                                                  2,000      116,500

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)

Health & Retirement Properties Trust                               6,400  $   120,400
-------------------------------------------------------------------------------------
HSB Group, Inc.                                                    3,750      200,625
-------------------------------------------------------------------------------------
NationsBank Corp.                                                  1,800      137,700
-------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                1,600       67,300
                                                                          -----------
                                                                            1,372,494
-------------------------------------------------------------------------------------
FOOD & DRUG - 0.2%
Piccadilly Cafeterias, Inc.                                        7,000       90,125
-------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.4%
Union Camp Corp.                                                   1,700       84,363
-------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                          6,800       73,525
                                                                          -----------
                                                                              157,888
-------------------------------------------------------------------------------------
HOUSING - 0.6%
Meditrust Corp., Paired Stock                                      3,724      104,039
-------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                           5,000      111,875
                                                                          -----------
                                                                              215,914
-------------------------------------------------------------------------------------
MANUFACTURING - 0.6%
PACCAR, Inc.                                                       4,300      224,675
-------------------------------------------------------------------------------------
METALS/MINERALS - 0.6%
Carpenter Technology Corp.                                         3,100      155,775
-------------------------------------------------------------------------------------
ROHN Industries, Inc.                                             12,000       56,250
                                                                          -----------
                                                                              212,025
-------------------------------------------------------------------------------------
RETAIL - 1.5%
Brown Group, Inc.                                                  6,400      127,200
-------------------------------------------------------------------------------------
New England Business Service, Inc.                                 4,700      151,575
-------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                            1,600      115,700
-------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                2,900      177,081
                                                                          -----------
                                                                              571,556
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.7%
GATX Corp.                                                         6,000      263,250
-------------------------------------------------------------------------------------
UTILITY - 6.0%
AT&T Corp.                                                         3,800      217,075
-------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                4,332      197,648
-------------------------------------------------------------------------------------
Duke Energy Corp.                                                  3,686      218,396
-------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                            7,600      290,700
-------------------------------------------------------------------------------------
FPL Group, Inc.                                                    3,500      220,500
-------------------------------------------------------------------------------------
Frontier Corp.                                                     5,700      179,550
-------------------------------------------------------------------------------------
Illinova Corp.                                                     3,800      114,000
-------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                      5,000      145,000
-------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                             3,800       94,525
-------------------------------------------------------------------------------------
National Fuel Gas Co.                                              3,700      161,181
-------------------------------------------------------------------------------------
Questar Corp.                                                      7,000      137,375
-------------------------------------------------------------------------------------
U S West, Inc.                                                     4,300      202,100

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
UTILITY (CONTINUED)

Western Resources, Inc.                                            3,900  $   151,369
                                                                          -----------
                                                                            2,329,419
                                                                          -----------
Total Common Stocks (Cost $5,580,339)                                       7,131,788

                                                              UNITS
-------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(1)                200        5,555
-------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(1)                        258        3,902
                                                                          -----------
Total Rights, Warrants and Certificates (Cost $2,825)                           9,457

                                                              PRINCIPAL
                                                              AMOUNT
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 15.3%
-------------------------------------------------------------------------------------
Repurchase agreement with Zion National Bank, 5.90%, dated
6/30/98, to be repurchased at $5,958,976 on 7/1/98,
collateralized by U.S. Treasury Bonds, 9%, 11/15/18, with a
value of $6,085,470 (Cost $5,958,000)                         $5,958,000    5,958,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $37,034,761)                     100.9%  39,216,339
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                               (0.9)    (352,100)
                                                              ----------  -----------
NET ASSETS                                                         100.0% $38,864,239
                                                              ----------  -----------
                                                              ----------  -----------

1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Represents the current interest rate for a variable rate security.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,042,768 or 2.68% of the Fund's net assets as of June 30, 1998.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Non-income producing - issuer is in default of interest payment.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMMON STOCKS - 54.2%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 1.1%
-------------------------------------------------------------------------------------
CHEMICALS - 0.5%
Dexter Corp.                                                       4,700  $   149,519
-------------------------------------------------------------------------------------
Ethyl Corp.                                                       14,400       88,200
-------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                2,000       69,604
-------------------------------------------------------------------------------------
IMC Global, Inc.                                                   2,834       85,374
                                                                          -----------
                                                                              392,697
-------------------------------------------------------------------------------------
METALS - 0.3%
Carpenter Technology Corp.                                         3,600      180,900
-------------------------------------------------------------------------------------
ROHN Industries, Inc.                                             12,000       56,250
                                                                          -----------
                                                                              237,150
-------------------------------------------------------------------------------------
PAPER - 0.3%
Kimberly-Clark de Mexico SA, Cl. A                                15,000       52,081
-------------------------------------------------------------------------------------
Union Camp Corp.                                                   2,000       99,250
-------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                          7,900       85,419
                                                                          -----------
                                                                              236,750
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 8.8%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.7%
Bridgestone Corp.                                                  5,000      118,168
-------------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc.(1)                           4,800       63,600
-------------------------------------------------------------------------------------
Federal-Mogul Corp.                                                4,800      324,000
-------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                 1,500       66,469
-------------------------------------------------------------------------------------
Lear Corp.(1)                                                      2,000      102,625
-------------------------------------------------------------------------------------
Maytag Corp.                                                       2,500      123,437
-------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                      4,325      120,830
-------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                       5,100      127,500
-------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                           5,700      127,537
-------------------------------------------------------------------------------------
Whirlpool Corp.                                                    2,400      165,000
                                                                          -----------
                                                                            1,339,166
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.4%
Alaska Air Group, Inc.(1)                                          2,200      120,037
-------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                              4,500      128,531
-------------------------------------------------------------------------------------
American Skiing Corp.(1)                                           7,700      100,100
-------------------------------------------------------------------------------------
AMR Corp.(1)                                                       3,400      283,050
-------------------------------------------------------------------------------------
CDL Hotels International Ltd.                                    270,000       80,144
-------------------------------------------------------------------------------------
CKE Restaurants, Inc.                                              1,700       70,125
-------------------------------------------------------------------------------------
Coach USA, Inc.(1)                                                 3,100      141,437
-------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                                700       90,475

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)
Granada Group plc                                                 11,000  $   202,134
-------------------------------------------------------------------------------------
Hasbro, Inc.                                                       4,000      157,250
-------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                                        1,500       58,500
-------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                        8,000      103,000
-------------------------------------------------------------------------------------
Prime Hospitality Corp.(1)                                         6,700      116,831
-------------------------------------------------------------------------------------
Vistana, Inc.(1)                                                  10,700      196,612
                                                                          -----------
                                                                            1,848,226
-------------------------------------------------------------------------------------
MEDIA - 0.9%
Applied Graphics Technologies, Inc.(1)                             5,900      269,925
-------------------------------------------------------------------------------------
Benpres Holdings Corp., GDR(1)(2)                                  2,400        7,252
-------------------------------------------------------------------------------------
Benpres Holdings Corp., Sponsored GDR(1)                           6,000       18,129
-------------------------------------------------------------------------------------
Emmis Broadcasting Corp., Cl. A(1)                                 2,200      105,187
-------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                        23,000       60,850
-------------------------------------------------------------------------------------
VNU - Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit       4,000      145,314
-------------------------------------------------------------------------------------
Wolters Kluwer NV                                                    750      102,939
                                                                          -----------
                                                                              709,596
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 2.0%
Circle K Japan Co. Ltd.                                            1,300       45,243
-------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                2,300      111,550
-------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                               3,200      172,200
-------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                  5,100      169,256
-------------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.(1)                                             2,000       94,102
-------------------------------------------------------------------------------------
K Mart Corp.(1)                                                    4,400       84,700
-------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                1,800       94,050
-------------------------------------------------------------------------------------
Nordstrom, Inc.                                                      800       61,800
-------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                            4,300      310,944
-------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                6,700      409,119
                                                                          -----------
                                                                            1,552,964
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 1.8%
Brown Group, Inc.                                                  7,900      157,012
-------------------------------------------------------------------------------------
Brylane, Inc.(1)                                                   1,300       59,800
-------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                               32,000       44,602
-------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                             4,500      135,562
-------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                      3,000      191,475
-------------------------------------------------------------------------------------
Inacom Corp.(1)                                                    2,800       88,900
-------------------------------------------------------------------------------------
Koninklijke Ahold NV                                               5,000      160,504
-------------------------------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                                          3,800       81,225
-------------------------------------------------------------------------------------
New England Business Service, Inc.                                 5,300      170,925
-------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                        2,500      184,219

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY (CONTINUED)
Stage Stores, Inc.(1)                                              2,300  $   104,075
                                                                          -----------
                                                                            1,378,299
-------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 8.2%
-------------------------------------------------------------------------------------
BEVERAGES - 0.3%
Embotelladora Andina SA, Series B, Sponsored ADR                   2,450       38,281
-------------------------------------------------------------------------------------
Scottish & Newcastle plc                                          12,000      168,784
                                                                          -----------
                                                                              207,065
-------------------------------------------------------------------------------------
FOOD - 1.6%
Colruyt SA                                                           200      156,947
-------------------------------------------------------------------------------------
Groupe Danone                                                        800      220,084
-------------------------------------------------------------------------------------
Jeronimo Martins & Filho SA                                        2,375      114,096
-------------------------------------------------------------------------------------
Kroger Co.(1)                                                      4,100      175,787
-------------------------------------------------------------------------------------
Nestle SA                                                             70      149,801
-------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                   3,300      134,269
-------------------------------------------------------------------------------------
United Natural Foods, Inc.(1)                                      5,700      162,450
-------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                 33,000      166,183
                                                                          -----------
                                                                            1,279,617
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.8%
Amgen, Inc.(1)                                                     3,200      209,200
-------------------------------------------------------------------------------------
Fresenius AG, Preference                                             600      111,517
-------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                       3,500      119,437
-------------------------------------------------------------------------------------
Jones Pharma, Inc.                                                 4,400      145,750
-------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A(1)                             6,200      226,300
-------------------------------------------------------------------------------------
Novartis AG                                                          100      166,402
-------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                          1,000      137,851
-------------------------------------------------------------------------------------
PharMerica, Inc.(1)                                               11,300      136,306
-------------------------------------------------------------------------------------
Pliva d.d.(2)                                                      5,100       80,678
-------------------------------------------------------------------------------------
Richter Gedeon Rt., Sponsored GDR(1)(2)                            1,600      128,714
-------------------------------------------------------------------------------------
Sanofi SA                                                          1,200      140,804
-------------------------------------------------------------------------------------
Schering AG                                                        1,000      117,657
-------------------------------------------------------------------------------------
SKW Trostberg AG                                                   4,000      142,272
-------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                    3,000       79,764
-------------------------------------------------------------------------------------
Zeneca Group plc                                                   6,000      257,329
                                                                          -----------
                                                                            2,199,981
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.3%
Alternative Living Services, Inc.(1)                               5,300      143,100
-------------------------------------------------------------------------------------
Concentra Managed Care, Inc.(1)                                    5,700      148,200
-------------------------------------------------------------------------------------
HealthCare Financial Partners, Inc.(1)                             3,100      190,069
-------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                 7,500      116,250
-------------------------------------------------------------------------------------
National Surgery Centers, Inc.(1)                                  8,700      252,844

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)
Olympus Optical Co. Ltd.(1)                                        9,000  $    78,207
-------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                                   4,900      182,219
-------------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                          4,400      193,875
-------------------------------------------------------------------------------------
SmithKline Beecham plc                                            20,000      243,955
-------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                          4,490      140,312
-------------------------------------------------------------------------------------
Trex Medical Corp.(1)                                              5,000       82,500
-------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                   700       51,800
                                                                          -----------
                                                                            1,823,331
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.2%
Dial Corp. (The)                                                   5,500      142,656
-------------------------------------------------------------------------------------
Fort James Corp.                                                   6,650      295,925
-------------------------------------------------------------------------------------
L'OREAL                                                              300      166,499
-------------------------------------------------------------------------------------
Premark International, Inc.                                        5,500      177,375
-------------------------------------------------------------------------------------
Reckitt & Colman plc                                               8,000      152,610
                                                                          -----------
                                                                              935,065
-------------------------------------------------------------------------------------
ENERGY - 2.8%
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Diamond Offshore Drilling, Inc.                                    4,000      160,000
-------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                             2,900       54,194
-------------------------------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)                                   3,200       60,000
-------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                          1,800       80,100
                                                                          -----------
                                                                              354,294
-------------------------------------------------------------------------------------
OIL-INTEGRATED - 2.3%
Amoco Corp.                                                        3,000      124,875
-------------------------------------------------------------------------------------
Atlantic Richfield Co.                                             2,800      218,750
-------------------------------------------------------------------------------------
Chevron Corp.                                                      2,800      232,575
-------------------------------------------------------------------------------------
Cliffs Drilling Co.(1)                                             1,200       39,375
-------------------------------------------------------------------------------------
Exxon Corp.                                                        5,400      385,087
-------------------------------------------------------------------------------------
Mobil Corp.                                                        3,600      275,850
-------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                         5,400      145,800
-------------------------------------------------------------------------------------
Quinenco SA, ADR                                                   2,500       22,500
-------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                 26,000      182,525
-------------------------------------------------------------------------------------
Total SA, B Shares                                                 1,200      155,656
                                                                          -----------
                                                                            1,782,993
-------------------------------------------------------------------------------------
FINANCIAL - 8.9%
-------------------------------------------------------------------------------------
BANKS - 3.8%
Banca di Roma(1)                                                  60,000      124,891
-------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                  5,800,000       48,642
-------------------------------------------------------------------------------------
Banco Popular Espanol SA                                           1,900      162,336
-------------------------------------------------------------------------------------
Banco Santander SA                                                 4,800      123,065

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
BANKS (CONTINUED)
Bank Handlowy W Warszawie GDR                                      7,000  $   133,495
-------------------------------------------------------------------------------------
BankAmerica Corp.                                                  2,700      233,381
-------------------------------------------------------------------------------------
BankBoston Corp.                                                   8,800      489,500
-------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                          1,750      148,592
-------------------------------------------------------------------------------------
Credit Suisse Group                                                  670      149,079
-------------------------------------------------------------------------------------
Credito Italiano SpA                                              24,000      125,634
-------------------------------------------------------------------------------------
First Union Corp.                                                  4,700      273,775
-------------------------------------------------------------------------------------
Lloyds TSB Group plc                                              14,000      195,748
-------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                  10,000       84,952
-------------------------------------------------------------------------------------
NationsBank Corp.                                                  4,600      351,900
-------------------------------------------------------------------------------------
Nordbanken Holding AB                                             25,000      183,387
-------------------------------------------------------------------------------------
Thai Farmers Bank Public Co. Ltd.                                 40,000       35,225
-------------------------------------------------------------------------------------
UBS AG                                                               350      130,141
                                                                          -----------
                                                                            2,993,743
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.9%
American Express Co.                                               1,900      216,600
-------------------------------------------------------------------------------------
AMRESCO, Inc.(1)                                                   8,300      241,737
-------------------------------------------------------------------------------------
Cattles plc                                                       15,000      150,450
-------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc.(1)                                 1,700       56,844
-------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                               25,000       26,253
-------------------------------------------------------------------------------------
ING Groep NV                                                       2,500      163,699
-------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                              3,500       70,765
-------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                     700       63,962
-------------------------------------------------------------------------------------
Northern Rock plc                                                 16,000      141,004
-------------------------------------------------------------------------------------
Perlis Plantations Berhad                                         17,500       15,190
-------------------------------------------------------------------------------------
Promise Co. Ltd.                                                   1,400       57,600
-------------------------------------------------------------------------------------
Sirrom Capital Corp.                                               6,500      169,000
-------------------------------------------------------------------------------------
Travelers Group, Inc.                                              2,292      138,952
                                                                          -----------
                                                                            1,512,056
-------------------------------------------------------------------------------------
FINANCIAL - 0.2%
Cornerstone Properties, Inc.                                       9,500      167,437
-------------------------------------------------------------------------------------
INSURANCE - 2.4%
ACE Ltd.                                                           1,700       66,300
-------------------------------------------------------------------------------------
Allstate Corp.                                                     1,900      173,969
-------------------------------------------------------------------------------------
AXA SA                                                             1,300      145,887
-------------------------------------------------------------------------------------
Chubb Corp.                                                          900       72,337
-------------------------------------------------------------------------------------
Conseco, Inc.                                                      5,800      271,150
-------------------------------------------------------------------------------------
Equitable Cos., Inc.                                               1,500      112,406
-------------------------------------------------------------------------------------
HSB Group, Inc.                                                    3,750      200,625
-------------------------------------------------------------------------------------
Irish Life plc(1)                                                 15,000      138,089

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Pre-Paid Legal Services, Inc.(1)                                   5,700  $   179,906
-------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                5,400      227,137
-------------------------------------------------------------------------------------
Torchmark Corp.                                                    2,600      118,950
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                           4,300      184,362
                                                                          -----------
                                                                            1,891,118
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Camden Property Trust                                              5,400      160,650
-------------------------------------------------------------------------------------
Capstone Capital Corp.                                             6,300      144,900
-------------------------------------------------------------------------------------
Health & Retirement Properties Trust                               7,300      137,331
                                                                          -----------
                                                                              442,881
-------------------------------------------------------------------------------------
INDUSTRIAL - 7.4%
-------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.4%
Cie de Saint Gobain                                                  700      129,499
-------------------------------------------------------------------------------------
USG Corp.                                                          2,600      140,725
                                                                          -----------
                                                                              270,224
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.9%
American Disposal Services, Inc.(1)                                6,300      295,312
-------------------------------------------------------------------------------------
Central Parking Corp.                                              2,800      127,400
-------------------------------------------------------------------------------------
Computer Horizons Corp.(1)                                         6,800      252,025
-------------------------------------------------------------------------------------
Computer Task Group, Inc.                                          9,700      324,950
-------------------------------------------------------------------------------------
Cyberonics, Inc.(1)                                                5,100       54,187
-------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.(1)                            9,100      309,400
-------------------------------------------------------------------------------------
Hays plc                                                          13,000      217,859
-------------------------------------------------------------------------------------
Helix Technology Corp.                                             4,300       64,500
-------------------------------------------------------------------------------------
Kendle International, Inc.(1)                                      2,900       87,725
-------------------------------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)                                    4,000      143,500
-------------------------------------------------------------------------------------
Metamor Worldwide, Inc.(1)                                         6,750      237,516
-------------------------------------------------------------------------------------
PMT Services, Inc.(1)                                              5,600      142,450
-------------------------------------------------------------------------------------
Rental Service Corp.(1)                                            5,300      178,212
-------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                7,418      179,887
-------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)                     5,400      207,900
-------------------------------------------------------------------------------------
Viad Corp.                                                         4,700      130,425
-------------------------------------------------------------------------------------
Waste Management, Inc.                                             2,800       98,000
                                                                          -----------
                                                                            3,051,248
-------------------------------------------------------------------------------------
MANUFACTURING - 2.5%
AGCO Corp.                                                         3,500       71,969
-------------------------------------------------------------------------------------
BBA Group plc                                                     21,000      158,279
-------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                300        4,077
-------------------------------------------------------------------------------------
Case Corp.                                                         1,700       82,025
-------------------------------------------------------------------------------------
Deere & Co.                                                          800       42,300

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Ingersoll-Rand Co.                                                 4,200  $   185,063
-------------------------------------------------------------------------------------
ITEQ, Inc.(1)                                                      5,500       40,906
-------------------------------------------------------------------------------------
Mannesmann AG                                                      1,950      197,502
-------------------------------------------------------------------------------------
PACCAR, Inc.                                                       7,900      412,775
-------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                     9,000       94,744
-------------------------------------------------------------------------------------
SMC Corp.                                                            100        7,602
-------------------------------------------------------------------------------------
Smiths Industries plc                                             11,000      153,710
-------------------------------------------------------------------------------------
Textron, Inc.                                                      4,300      308,256
-------------------------------------------------------------------------------------
U.S. Industries, Inc.                                              8,250      204,188
                                                                          -----------
                                                                            1,963,396
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
Brambles Industries Ltd.                                           4,000       78,496
-------------------------------------------------------------------------------------
GATX Corp.                                                         7,000      307,125
-------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                                         2,100       47,775
                                                                          -----------
                                                                              433,396
-------------------------------------------------------------------------------------
TECHNOLOGY - 10.5%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
General Dynamics Corp.                                             9,000      418,500
-------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              3,000      317,625
-------------------------------------------------------------------------------------
TriStar Aerospace Co.(1)                                           6,100       94,550
                                                                          -----------
                                                                              830,675
-------------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.0%
Apex PC Solutions, Inc.(1)                                         3,400       94,775
-------------------------------------------------------------------------------------
Apple Computer, Inc.(1)                                            4,200      120,488
-------------------------------------------------------------------------------------
Compaq Computer Corp.                                              5,700      161,738
-------------------------------------------------------------------------------------
Gateway 2000, Inc.(1)                                              2,600      131,625
-------------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                                       4,850      194,000
-------------------------------------------------------------------------------------
International Business Machines Corp.                              1,200      137,775
-------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                        2,200      134,200
-------------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                         5,800      225,838
-------------------------------------------------------------------------------------
Radiant Systems, Inc.(1)                                           5,200       75,400
-------------------------------------------------------------------------------------
Semtech Corp.(1)                                                   5,100       90,206
-------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                  8,000      347,000
-------------------------------------------------------------------------------------
Waters Corp.(1)                                                    5,100      300,581
-------------------------------------------------------------------------------------
Xerox Corp.                                                        2,800      284,550
-------------------------------------------------------------------------------------
Xylan Corp.(1)                                                     1,700       50,681
                                                                          -----------
                                                                            2,348,857
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.7%
BEA Systems, Inc.(1)                                               4,600      105,513
-------------------------------------------------------------------------------------
Computer Management Sciences, Inc.(1)                              5,400      128,250

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
Dendrite International, Inc.(1)                                    3,900  $   146,738
-------------------------------------------------------------------------------------
Diamond Technology Partners, Inc.(1)                               4,100      124,025
-------------------------------------------------------------------------------------
Envoy Corp.(1)                                                     2,000       94,750
-------------------------------------------------------------------------------------
JDA Software Group, Inc.(1)                                        2,900      126,875
-------------------------------------------------------------------------------------
Pegasystems, Inc.(1)                                               5,800      157,325
-------------------------------------------------------------------------------------
QuadraMed Corp.(1)                                                 4,300      117,444
-------------------------------------------------------------------------------------
SAP AG, Preference                                                   400      271,490
-------------------------------------------------------------------------------------
Summit Design, Inc.(1)                                             7,000      102,813
-------------------------------------------------------------------------------------
Symantec Corp.(1)                                                  1,200       31,350
-------------------------------------------------------------------------------------
Technology Solutions Co.(1)                                        8,150      258,253
-------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                          3,637      150,481
-------------------------------------------------------------------------------------
Visio Corp.(1)                                                     3,500      167,125
-------------------------------------------------------------------------------------
Wind River Systems, Inc.(1)                                        2,850      102,244
                                                                          -----------
                                                                            2,084,676
-------------------------------------------------------------------------------------
ELECTRONICS - 2.0%
ATMI, Inc.(1)                                                      1,500       22,500
-------------------------------------------------------------------------------------
Bowthorpe plc                                                     18,000      156,678
-------------------------------------------------------------------------------------
Electrocomponents plc                                             20,000      156,745
-------------------------------------------------------------------------------------
Getronics NV                                                       2,000      103,725
-------------------------------------------------------------------------------------
Hoshiden Corp.(1)                                                  9,000       96,624
-------------------------------------------------------------------------------------
Keyence Corp.                                                         60        6,528
-------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                 4,000       64,272
-------------------------------------------------------------------------------------
Rohm Co.                                                           1,000      102,677
-------------------------------------------------------------------------------------
Royal Philips Electronics NV                                       2,000      168,123
-------------------------------------------------------------------------------------
Sawtek, Inc.(1)                                                    2,400       35,400
-------------------------------------------------------------------------------------
Sony Corp.                                                         1,400      120,546
-------------------------------------------------------------------------------------
TDK Corp.                                                          1,000       73,855
-------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                     7,300      225,388
-------------------------------------------------------------------------------------
VTech Holdings Ltd.                                               53,000      197,333
                                                                          -----------
                                                                            1,530,394
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.7%
DSP Communications, Inc.(1)                                        5,800       79,750
-------------------------------------------------------------------------------------
Excel Switching Corp.(1)                                           3,200       79,600
-------------------------------------------------------------------------------------
Inter-Tel, Inc.                                                      500        8,000
-------------------------------------------------------------------------------------
Matsushita Communication Industrial Co.                            4,000      105,487
-------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                    12       99,434
-------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                  177          985
-------------------------------------------------------------------------------------
Tekelec(1)                                                         4,200      187,950
-------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                         27,500      168,167

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Telecom Italia SpA                                                23,000  $   169,309
-------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                  3,100      194,622
-------------------------------------------------------------------------------------
Vodafone Group plc                                                21,000      266,483
                                                                          -----------
                                                                            1,359,787
-------------------------------------------------------------------------------------
UTILITIES - 6.5%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.1%
Duke Energy Corp.                                                  4,117      243,932
-------------------------------------------------------------------------------------
Edison International                                               4,200      124,163
-------------------------------------------------------------------------------------
FPL Group, Inc.                                                    7,000      441,000
-------------------------------------------------------------------------------------
Illinova Corp.                                                     4,200      126,000
-------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                      5,600      162,400
-------------------------------------------------------------------------------------
United Utilities plc                                              11,000      160,405
-------------------------------------------------------------------------------------
Veba AG                                                            2,500      170,096
-------------------------------------------------------------------------------------
Western Resources, Inc.                                            4,400      170,775
                                                                          -----------
                                                                            1,598,771
-------------------------------------------------------------------------------------
GAS UTILITIES - 1.4%
Columbia Energy Group                                              4,050      225,281
-------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                            8,400      321,300
-------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                             4,300      106,963
-------------------------------------------------------------------------------------
National Fuel Gas Co.                                              4,400      191,675
-------------------------------------------------------------------------------------
Questar Corp.                                                      8,200      160,925
-------------------------------------------------------------------------------------
RWE AG, Preference                                                 2,500      107,313
                                                                          -----------
                                                                            1,113,457
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.0%
AT&T Corp.                                                         9,300      531,263
-------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                9,546      435,536
-------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                1,200       55,050
-------------------------------------------------------------------------------------
Frontier Corp.                                                     9,100      286,650
-------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)                                  3,800      152,238
-------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                                         4,600       67,850
-------------------------------------------------------------------------------------
Tele Danmark AS, B Shares                                          2,000      191,944
-------------------------------------------------------------------------------------
Telefonica de Espana                                               3,818      176,822
-------------------------------------------------------------------------------------
U S West, Inc.                                                     9,600      451,200
                                                                          -----------
                                                                            2,348,553
                                                                          -----------
Total Common Stocks (Cost $34,010,192)                                     42,217,863
-------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
-------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                     1,100      123,062
-------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred Stock, Series D(3)                   1,000      105,750
                                                                          -----------
Total Preferred Stocks (Cost $205,325)                                        228,812

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              UNITS       NOTE 1
-------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-------------------------------------------------------------------------------------
Haw Par Brothers Corp. Ltd. Wts., Exp. 7/01                        2,500  $       297
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(3)                500       13,886
-------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(3)                        516        7,805
                                                                          -----------
Total Rights, Warrants and Certificates (Cost $8,569)                          21,988

                                                              PRINCIPAL
                                                              AMOUNT
-------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.9%
-------------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1998-B, Cl. A3, 5.95%,
11/15/02                                                      $  175,000      175,028
-------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05               125,000      126,366
-------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/07(3)                                        175,000      176,203
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1996-A, Cl. A-4, 5.85%,
7/15/01                                                           90,000       89,930
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1997-A, Cl. A-5, 6.80%,
2/15/05                                                          150,000      153,025
                                                                          -----------
Total Asset-Backed Securities (Cost $714,155)                                 720,552
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 3.4%
-------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                              250,000      249,218
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                   200,000      207,685
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, 6%, 3/1/09                           152,580      152,370
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1574, Cl. PD, 5.55%,
3/15/13(3)                                                         9,614        9,593
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1843, Cl. VB, 7%, 4/15/03      50,000       51,453
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, Series 1849, Cl. VA, 6%,
12/15/10                                                         122,976      122,784
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1542, Cl. QC, 7.411%,
10/15/20(4)                                                      900,000      159,223
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1583, Cl. IC, 6.755%-6.775%,
1/15/20(4)                                                       750,000       86,250
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1661, Cl. PK, 5.604%-6.441%,
11/15/06(4)                                                    1,021,033       72,430
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6%, 12/1/03                     112,510      112,113
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 4/1/26                   131,283      131,056
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7%, 4/1/00                      107,986      108,788
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                          57,769       57,517

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                       $  131,302  $   131,056
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Medium-Term Nts., 6.56%,
11/13/01                                                         225,000      225,387
-------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                             149,164      143,477
-------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(5)                         350,000      350,410
-------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12              125,000      125,249
-------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates, Series 1997-QS9, Cl. 2, 6.75%,
9/25/27                                                          175,000      174,725
                                                                          -----------
Total Mortgage-Backed Obligations (Cost $2,647,198)                         2,670,784
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 9.0%
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6%, 2/15/26                                 300,000      312,188
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                           1,485,000    1,783,393
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.625%, 2/15/06                              750,000      753,282
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 8/15/03                               225,000      227,461
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.50%, 8/15/05                             1,120,000    1,182,651
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.75%, 6/30/99                               745,000      754,080
-------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.50%, 11/15/01                            1,900,000    2,012,814
                                                                          -----------
Total U.S. Government Obligations (Cost $6,804,318)                         7,025,869
-------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 20.6%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 1.7%
-------------------------------------------------------------------------------------
CHEMICALS - 1.1%
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03            100,000      105,788
-------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                          125,000      122,500
-------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts.,
6/1/20                                                            50,000       66,860
-------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05(6)     175,000      182,437
-------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                            50,000       64,145
-------------------------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                     125,000      136,875
-------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/15/08(6)                                                       125,000       73,125
-------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B,
7/1/06                                                           125,000      136,250
                                                                          -----------
                                                                              887,980
-------------------------------------------------------------------------------------
METALS - 0.4%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                       100,000      107,826
-------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                125,000      125,625
-------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                  75,000       77,437
                                                                          -----------
                                                                              310,888
-------------------------------------------------------------------------------------
PAPER - 0.2%
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                   125,000      128,594

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 6.0%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.5%
Black & Decker Corp., 6.625% Nts., 11/15/00                   $   85,000  $    85,927
-------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                          125,000      126,875
-------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                         60,000       62,047
-------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07(2)       125,000      129,375
                                                                          -----------
                                                                              404,224
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.4%
American Skiing Corp., 12% Sr. Sub. Nts., Series B,
7/15/06(3)                                                       100,000      112,500
-------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B,
8/1/04                                                            50,000       52,250
-------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Sub. Nts.,
Series B, 10/15/07                                               125,000      129,375
-------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                    125,000      141,875
-------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series
B, 8/15/03                                                       200,000      231,000
-------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Nts., 6/1/03(3)     125,000      135,000
-------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                         125,000      127,007
-------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                   125,000      140,000
-------------------------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd. Sr. Sec. Nts., 11/1/03       125,000      137,500
-------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07               50,000       53,187
-------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr.
Sec. Nts., Series B, 11/15/02                                    125,000      158,125
-------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05           125,000      136,094
-------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr. Sub. Nts., 4/1/07             125,000      133,437
-------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05         125,000      134,375
-------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06(2)        75,000       75,469
                                                                          -----------
                                                                            1,897,194
-------------------------------------------------------------------------------------
MEDIA - 2.4%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                                125,000      137,187
-------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series
B, 2/1/08                                                        125,000      135,625
-------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                                                     50,000       54,875
-------------------------------------------------------------------------------------
Century Communications Corp., 9.75% Sr. Nts., 2/15/02            100,000      107,500
-------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                   125,000      133,750
-------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(6)                                           100,000       92,250
-------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs.,
4/15/10(2)(6)                                                    175,000      114,187
-------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                50,000       51,000
-------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr.
Sub. Nts., 3/15/07                                               100,000      105,750
-------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07             100,000      102,875
-------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(6)         125,000      121,875
-------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06          125,000      131,875
-------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05       125,000      134,687
-------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04        100,000      108,500

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MEDIA (CONTINUED)
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts.,
2/15/07                                                       $  125,000  $   125,000
-------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                    125,000      136,968
-------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc.
Nts., Series B, 2/15/08(6)                                       100,000       62,000
                                                                          -----------
                                                                            1,855,904
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.3%
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01          35,000       38,231
-------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                 90,000       94,697
-------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06     125,000      133,750
                                                                          -----------
                                                                              266,678
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 0.4%
K Mart Corp., 7.75% Debs., 10/1/12                               125,000      126,783
-------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07               150,000      153,750
                                                                          -----------
                                                                              280,533
-------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.6%
-------------------------------------------------------------------------------------
FOOD - 0.5%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts.,
10/15/06                                                         125,000      125,625
-------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                 95,000       96,278
-------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub.
Nts., 9/15/07                                                     50,000       53,625
-------------------------------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub. Nts., 9/15/05(3)                125,000      143,125
                                                                          -----------
                                                                              418,653
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc., 9.25% Sr. Sub. Nts.,
Series A, 1/15/08                                                 50,000       52,000
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.8%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01              100,000       97,704
-------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06          100,000      112,000
-------------------------------------------------------------------------------------
Graphic Controls Corp., 12% Sr. Sub. Nts., Series A, 9/15/05     125,000      139,375
-------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts.,
8/15/06                                                          100,000       99,750
-------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                  75,000       77,437
-------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                      75,000       77,357
                                                                          -----------
                                                                              603,623
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                        50,000       54,984
-------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                           125,000      125,781
                                                                          -----------
                                                                              180,765
-------------------------------------------------------------------------------------
ENERGY - 1.3%
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.7%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                           50,000       53,566
-------------------------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts., 5/15/99                            35,000       35,780
-------------------------------------------------------------------------------------
Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05           50,000       53,250
-------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., Series B, 2/15/07          50,000       47,750

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23        $   50,000  $    56,266
-------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                 75,000       75,750
-------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Gtd. Nts., Series B,
10/15/04                                                         125,000      102,500
-------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., Series B,
6/15/02                                                           50,000       46,750
-------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                                            50,000       50,000
                                                                          -----------
                                                                              521,612
-------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.6%
Abraxas Petroleum Corp./CDN Abraxas Petroleum Ltd., 11.50%
Sr. Unsec. Nts., Series D, 11/1/04                               100,000      103,750
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17               75,000       82,832
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 9% Debs., 8/15/99                     75,000       77,281
-------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                 50,000       51,382
-------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                   75,000       81,594
-------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19          50,000       51,018
                                                                          -----------
                                                                              447,857
-------------------------------------------------------------------------------------
FINANCIAL - 2.7%
-------------------------------------------------------------------------------------
BANKS - 0.5%
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                 150,000      150,289
-------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                50,000       49,493
-------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01          85,000       93,823
-------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                 85,000       85,885
                                                                          -----------
                                                                              379,490
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.3%
American General Finance Corp., 8.50% Sr. Nts., 8/15/98           40,000       40,107
-------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(2)                                              75,000       88,386
-------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                  40,000       40,975
-------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                 85,000       84,168
-------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts.,
Series D, 3/1/01                                                 200,000      200,055
-------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01            175,000      173,558
-------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98            35,000       35,141
-------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                     85,000       86,272
-------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one warrant
to purchase 6.84 shares of common stock)(7)                      125,000      124,687
-------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03(2)             175,000      174,524
                                                                          -----------
                                                                            1,047,873
-------------------------------------------------------------------------------------
INSURANCE - 0.6%
Cigna Corp., 7.90% Nts., 12/14/98                                100,000      100,893
-------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                100,000      114,001
-------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/11                               175,000      174,781

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01        $   85,000  $    86,776
                                                                          -----------
                                                                              476,451
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                    240,000      246,946
-------------------------------------------------------------------------------------
INDUSTRIAL - 2.8%
-------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.3%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(3)       100,000      104,750
-------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05(3)             125,000      132,188
                                                                          -----------
                                                                              236,938
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.4%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts.,
4/15/09(2)(6)                                                    100,000       59,500
-------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts.,
Series B, 4/1/02                                                  75,000       79,500
-------------------------------------------------------------------------------------
Armco, Inc., 9% Sr. Unsec. Nts., 9/15/07                          50,000       49,500
-------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B,
10/15/04                                                         125,000      123,750
-------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts.,
Series B, 8/1/07                                                  50,000       51,250
-------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Gtd. Unsec. Nts., Series B,
11/1/07                                                           50,000       50,750
-------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07         100,000      108,500
-------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B,
10/15/07                                                          50,000       51,625
-------------------------------------------------------------------------------------
Production Resource Group, 11.50% Sr. Sub. Nts., 1/15/08(2)       75,000       73,500
-------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                             125,000      132,106
-------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs.,
6/1/08(2)(6)                                                      50,000       27,500
-------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Gtd. Nts., 6/15/01           175,000      175,621
-------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., Series B,
12/1/06                                                           70,000       72,206
                                                                          -----------
                                                                            1,055,308
-------------------------------------------------------------------------------------
MANUFACTURING - 0.5%
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07      125,000      128,750
-------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07     100,000      103,500
-------------------------------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds, 5/15/01(3)                      175,000      174,633
                                                                          -----------
                                                                              406,883
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
CSX Corp., 7.05% Debs., 5/1/02                                    70,000       71,913
-------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts., 7/1/04                          125,000      125,781
-------------------------------------------------------------------------------------
Golden Ocean Group Ltd., 10% Gtd. Sr. Unsec. Nts.,
8/31/01(2)                                                       100,000       77,500
-------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                       75,000       80,554
-------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                             85,000       86,356
                                                                          -----------
                                                                              442,104
-------------------------------------------------------------------------------------
TECHNOLOGY - 3.6%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                    100,000      101,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(2)       $  125,000  $   125,547
-------------------------------------------------------------------------------------
MEDIA - 0.0%
Century Communications Corp., Zero Coupon Sr. Disc. Nts.,
8.497%, Series B, 1/15/08(8)                                      50,000       23,000
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 3.3%
AT&T Capital Corp., 6.25% Nts., Series MTN, 5/15/01              175,000      175,172
-------------------------------------------------------------------------------------
Comcast Cellular Communications, Inc., 9.50% Sr. Nts.,
5/1/07                                                           125,000      130,938
-------------------------------------------------------------------------------------
Comcast UK Cable Partners Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(6)                                                      125,000      104,688
-------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts.,
2/15/07(6)                                                       125,000       92,813
-------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(6)                                                       100,000       83,750
-------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(6)       125,000      101,875
-------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(6)        125,000       88,125
-------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06(6)                                        200,000      166,000
-------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Unsec. Nts.,
Series C/EN, 7/15/05                                             125,000      125,938
-------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Nts., 5/1/08(2)         125,000      122,344
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06(6)                                              125,000       93,438
-------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
8/15/04(6)                                                       150,000      147,000
-------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr.
Disc. Nts., Series B, 8/1/07(6)                                  150,000      105,375
-------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
Nts., 10/15/07(6)                                                125,000       94,063
-------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Nts., 3/1/08(2)               100,000       97,500
-------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., 5/15/08(2)           100,000      100,500
-------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
Nts., 8/15/06                                                    100,000      115,750
-------------------------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr. Unsec. Bonds, Series B,
6/30/07                                                          125,000      135,000
-------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc.
Nts., 7/1/07(6)                                                   50,000       43,500
-------------------------------------------------------------------------------------
TeleWest Communications plc, 0%/11% Sr. Disc. Debs.,
10/1/07(6)                                                        75,000       62,625
-------------------------------------------------------------------------------------
TeleWest Communications plc, 9.625% Sr. Debs., 10/1/06            75,000       79,406
-------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02              200,000      200,605
-------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07              50,000       53,875
-------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts.,
10/15/05(6)                                                       50,000       41,875
                                                                          -----------
                                                                            2,562,155
-------------------------------------------------------------------------------------
UTILITIES - 0.9%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.3%
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series
C, 7/1/01                                                        200,000      200,750
-------------------------------------------------------------------------------------
GAS UTILITIES - 0.3%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01        170,000      172,461
-------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                   75,000       82,113
                                                                          -----------
                                                                              254,574
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.3%
Ameritech Capital Funding Corp., 5.65% Gtd. Nts., 1/15/01        100,000       99,459

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                      $  125,000  $   126,875
                                                                          -----------
                                                                              226,334
                                                                          -----------
Total Non-Convertible Corporate Bonds and Notes (Cost
$15,471,041)                                                               16,041,858
-------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.1%
-------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts.,
2/15/01(3)(9)                                                    100,000        2,500
-------------------------------------------------------------------------------------
NationsBank Corp., 8.50% Exchangeable Sub. Nts., 3/1/99           35,000       35,579
                                                                          -----------
Total Convertible Corporate Bonds and Notes (Cost $129,936)                    38,079
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.8%
-------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.90%,
dated 6/30/98, to be repurchased at $8,419,380 on 7/1/98,
collateralized by U.S. Treasury Bonds, 9%, 11/15/18, with a
value of $8,598,102 (Cost $8,418,000)                          8,418,000    8,418,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $68,408,734)                      99.3%  77,383,805
-------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                      0.7      580,481
                                                              ----------  -----------
NET ASSETS                                                         100.0% $77,964,286
                                                              ----------  -----------
                                                              ----------  -----------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,482,476 or 1.90% of the Fund's net assets as of June 30, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Non-income producing--issuer is in default of interest payment.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMMON STOCKS - 70.2%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 1.3%
-------------------------------------------------------------------------------------
CHEMICALS - 0.6%
Dexter Corp.                                                       6,000  $   190,875
-------------------------------------------------------------------------------------
Ethyl Corp.                                                       16,200       99,225
-------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                2,000       69,604
-------------------------------------------------------------------------------------
IMC Global, Inc.                                                   2,834       85,374
                                                                          -----------
                                                                              445,078
-------------------------------------------------------------------------------------
METALS - 0.4%
Carpenter Technology Corp.                                         4,300      216,075
-------------------------------------------------------------------------------------
ROHN Industries, Inc.                                             12,000       56,250
                                                                          -----------
                                                                              272,325
-------------------------------------------------------------------------------------
PAPER - 0.3%
Kimberly-Clark de Mexico SA, Cl. A                                16,000       55,553
-------------------------------------------------------------------------------------
Union Camp Corp.                                                     900       44,662
-------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                          9,000       97,312
                                                                          -----------
                                                                              197,527
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 11.1%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 2.2%
Bridgestone Corp.                                                  5,000      118,168
-------------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc.(1)                           5,400       71,550
-------------------------------------------------------------------------------------
Federal-Mogul Corp.                                                5,400      364,500
-------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                 1,700       75,331
-------------------------------------------------------------------------------------
Lear Corp.(1)                                                      2,300      118,019
-------------------------------------------------------------------------------------
Maytag Corp.                                                       2,800      138,250
-------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                      5,407      151,058
-------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                       5,800      145,000
-------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                           6,500      145,437
-------------------------------------------------------------------------------------
Whirlpool Corp.                                                    2,600      178,750
                                                                          -----------
                                                                            1,506,063
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.0%
Alaska Air Group, Inc.(1)                                          2,400      130,950
-------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                              4,900      139,956
-------------------------------------------------------------------------------------
American Skiing Corp.(1)                                           9,100      118,300
-------------------------------------------------------------------------------------
AMR Corp.(1)                                                       3,600      299,700
-------------------------------------------------------------------------------------
CDL Hotels International Ltd.                                    300,000       89,049
-------------------------------------------------------------------------------------
CKE Restaurants, Inc.                                              2,000       82,500
-------------------------------------------------------------------------------------
Coach USA, Inc.(1)                                                 3,700      168,812
-------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                                800      103,400

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)
Granada Group plc                                                 13,000  $   238,886
-------------------------------------------------------------------------------------
Hasbro, Inc.                                                       4,500      176,906
-------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                                        1,900       74,100
-------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                        9,300      119,737
-------------------------------------------------------------------------------------
Prime Hospitality Corp.(1)                                         7,900      137,756
-------------------------------------------------------------------------------------
Vistana, Inc.(1)                                                  12,600      231,525
                                                                          -----------
                                                                            2,111,577
-------------------------------------------------------------------------------------
MEDIA - 1.1%
Applied Graphics Technologies, Inc.(1)                             6,900      315,675
-------------------------------------------------------------------------------------
Benpres Holdings Corp., GDR(1)(2)                                  2,400        7,252
-------------------------------------------------------------------------------------
Benpres Holdings Corp., Sponsored GDR(1)                           6,000       18,129
-------------------------------------------------------------------------------------
Emmis Broadcasting Corp., Cl. A(1)                                 2,600      124,312
-------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                        23,000       60,850
-------------------------------------------------------------------------------------
VNU - Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit       4,000      145,314
-------------------------------------------------------------------------------------
Wolters Kluwer NV                                                    900      123,526
                                                                          -----------
                                                                              795,058
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 2.5%
Circle K Japan Co. Ltd.                                            1,300       45,243
-------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                2,800      135,800
-------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                               3,600      193,725
-------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                  5,800      192,487
-------------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.(1)                                             2,000       94,102
-------------------------------------------------------------------------------------
K Mart Corp.(1)                                                    5,000       96,250
-------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                2,000      104,500
-------------------------------------------------------------------------------------
Nordstrom, Inc.                                                      900       69,525
-------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                            4,900      354,331
-------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                7,700      470,181
                                                                          -----------
                                                                            1,756,144
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 2.3%
Brown Group, Inc.                                                  9,700      192,787
-------------------------------------------------------------------------------------
Brylane, Inc.(1)                                                   1,600       73,600
-------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                               32,000       44,602
-------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                             5,400      162,675
-------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                      3,200      204,240
-------------------------------------------------------------------------------------
Inacom Corp.(1)                                                    3,300      104,775
-------------------------------------------------------------------------------------
Koninklijke Ahold NV                                               5,000      160,504
-------------------------------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                                          4,500       96,187
-------------------------------------------------------------------------------------
New England Business Service, Inc.                                 6,300      203,175
-------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                        2,800      206,325

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY (CONTINUED)
Stage Stores, Inc.(1)                                              2,700  $   122,175
                                                                          -----------
                                                                            1,571,045
-------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 10.6%
-------------------------------------------------------------------------------------
BEVERAGES - 0.4%
Embotelladora Andina SA, Series B, Sponsored ADR                   2,800       43,750
-------------------------------------------------------------------------------------
Scottish & Newcastle plc                                          15,000      210,980
                                                                          -----------
                                                                              254,730
-------------------------------------------------------------------------------------
FOOD - 2.2%
Colruyt SA                                                           250      196,184
-------------------------------------------------------------------------------------
Groupe Danone                                                        800      220,084
-------------------------------------------------------------------------------------
Jeronimo Martins & Filho SA                                        3,000      144,121
-------------------------------------------------------------------------------------
Kroger Co.(1)                                                      4,500      192,937
-------------------------------------------------------------------------------------
Nestle SA                                                             80      171,201
-------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                   3,600      146,475
-------------------------------------------------------------------------------------
United Natural Foods, Inc.(1)                                      6,800      193,800
-------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                 46,000      231,649
                                                                          -----------
                                                                            1,496,451
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.6%
Amgen, Inc.(1)                                                     3,500      228,812
-------------------------------------------------------------------------------------
Fresenius AG, Preference                                             700      130,103
-------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                       4,200      143,325
-------------------------------------------------------------------------------------
Jones Pharma, Inc.                                                 5,300      175,562
-------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A(1)                             7,400      270,100
-------------------------------------------------------------------------------------
Novartis AG                                                          100      166,402
-------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                          1,200      165,421
-------------------------------------------------------------------------------------
PharMerica, Inc.(1)                                               13,400      161,637
-------------------------------------------------------------------------------------
Pliva d.d.(2)                                                      5,900       93,334
-------------------------------------------------------------------------------------
Richter Gedeon Rt., Sponsored GDR(1)(2)                            2,000      160,892
-------------------------------------------------------------------------------------
Sanofi SA                                                          1,500      176,005
-------------------------------------------------------------------------------------
Schering AG                                                        1,200      141,188
-------------------------------------------------------------------------------------
SKW Trostberg AG                                                   4,000      142,272
-------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                    4,000      106,352
-------------------------------------------------------------------------------------
Zeneca Group plc                                                   6,000      257,329
                                                                          -----------
                                                                            2,518,734
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.0%
Alternative Living Services, Inc.(1)                               6,300      170,100
-------------------------------------------------------------------------------------
Concentra Managed Care, Inc.(1)                                    6,700      174,200
-------------------------------------------------------------------------------------
HealthCare Financial Partners, Inc.(1)                             3,700      226,856
-------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR(1)                             10,000      155,000
-------------------------------------------------------------------------------------
National Surgery Centers, Inc.(1)                                 10,200      296,437

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)
Olympus Optical Co. Ltd.(1)                                        9,000  $    78,207
-------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                                   5,800      215,687
-------------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                          5,200      229,125
-------------------------------------------------------------------------------------
SmithKline Beecham plc                                            21,000      256,153
-------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                          4,390      137,187
-------------------------------------------------------------------------------------
Trex Medical Corp.(1)                                              5,900       97,350
-------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                   500       37,000
                                                                          -----------
                                                                            2,073,302
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.4%
Dial Corp. (The)                                                   6,000      155,625
-------------------------------------------------------------------------------------
Fort James Corp.                                                   6,987      310,921
-------------------------------------------------------------------------------------
L'OREAL                                                              350      194,249
-------------------------------------------------------------------------------------
Premark International, Inc.                                        5,600      180,600
-------------------------------------------------------------------------------------
Reckitt & Colman plc                                               8,000      152,610
                                                                          -----------
                                                                              994,005
-------------------------------------------------------------------------------------
ENERGY - 3.8%
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.6%
Diamond Offshore Drilling, Inc.                                    4,600      184,000
-------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                             3,000       56,062
-------------------------------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)                                   3,800       71,250
-------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                          2,100       93,450
                                                                          -----------
                                                                              404,762
-------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.2%
Amoco Corp.                                                        3,800      158,175
-------------------------------------------------------------------------------------
Atlantic Richfield Co.                                             3,700      289,062
-------------------------------------------------------------------------------------
Chevron Corp.                                                      3,300      274,106
-------------------------------------------------------------------------------------
Cliffs Drilling Co.(1)                                             1,400       45,937
-------------------------------------------------------------------------------------
Exxon Corp.                                                        6,300      449,269
-------------------------------------------------------------------------------------
Mobil Corp.                                                        5,000      383,125
-------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                         6,200      167,400
-------------------------------------------------------------------------------------
Quinenco SA, ADR                                                   2,800       25,200
-------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                 30,000      210,605
-------------------------------------------------------------------------------------
Total SA, B Shares                                                 1,400      181,599
                                                                          -----------
                                                                            2,184,478
-------------------------------------------------------------------------------------
FINANCIAL - 11.8%
-------------------------------------------------------------------------------------
BANKS - 5.1%
Banca di Roma(1)                                                  80,000      166,521
-------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                  6,700,000       56,190
-------------------------------------------------------------------------------------
Banco Popular Espanol SA                                           2,200      187,968
-------------------------------------------------------------------------------------
Banco Santander SA                                                 6,000      153,831

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
BANKS (CONTINUED)
Bank Handlowy W Warszawie GDR                                      8,000  $   152,566
-------------------------------------------------------------------------------------
BankAmerica Corp.                                                  3,600      311,175
-------------------------------------------------------------------------------------
BankBoston Corp.                                                   9,200      511,750
-------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                          1,950      165,574
-------------------------------------------------------------------------------------
Credit Suisse Group                                                1,000      222,506
-------------------------------------------------------------------------------------
Credito Italiano SpA                                              24,000      125,634
-------------------------------------------------------------------------------------
First Union Corp.                                                  5,200      302,900
-------------------------------------------------------------------------------------
Lloyds TSB Group plc                                              18,000      251,676
-------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                  10,000       84,952
-------------------------------------------------------------------------------------
NationsBank Corp.                                                  5,500      420,750
-------------------------------------------------------------------------------------
Nordbanken Holding AB                                             28,000      205,393
-------------------------------------------------------------------------------------
Thai Farmers Bank Public Co. Ltd.                                 45,000       39,628
-------------------------------------------------------------------------------------
UBS AG                                                               450      167,325
                                                                          -----------
                                                                            3,526,339
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.6%
American Express Co.                                               2,100      239,400
-------------------------------------------------------------------------------------
AMRESCO, Inc.(1)                                                   9,900      288,337
-------------------------------------------------------------------------------------
Cattles plc                                                       20,000      200,600
-------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc.(1)                                 2,100       70,219
-------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                               36,000       37,805
-------------------------------------------------------------------------------------
ING Groep NV                                                       3,000      196,439
-------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                              4,000       80,874
-------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                     900       82,237
-------------------------------------------------------------------------------------
Northern Rock plc                                                 20,000      176,255
-------------------------------------------------------------------------------------
Perlis Plantations Berhad                                         25,500       22,134
-------------------------------------------------------------------------------------
Promise Co. Ltd.                                                   1,400       57,600
-------------------------------------------------------------------------------------
Sirrom Capital Corp.                                               7,800      202,800
-------------------------------------------------------------------------------------
Travelers Group, Inc.                                              2,651      160,717
                                                                          -----------
                                                                            1,815,417
-------------------------------------------------------------------------------------
FINANCIAL - 0.3%
Cornerstone Properties, Inc.                                      11,400      200,925
-------------------------------------------------------------------------------------
INSURANCE - 3.0%
ACE Ltd.                                                           2,000       78,000
-------------------------------------------------------------------------------------
Allstate Corp.                                                     2,300      210,594
-------------------------------------------------------------------------------------
AXA SA                                                             1,400      157,109
-------------------------------------------------------------------------------------
Chubb Corp.                                                        1,100       88,412
-------------------------------------------------------------------------------------
Conseco, Inc.                                                      6,100      285,175
-------------------------------------------------------------------------------------
Equitable Cos., Inc.                                               1,400      104,912
-------------------------------------------------------------------------------------
HSB Group, Inc.                                                    3,750      200,625
-------------------------------------------------------------------------------------
Irish Life plc(1)                                                 15,000      138,089

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Pre-Paid Legal Services, Inc.(1)                                   6,700  $   211,469
-------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                6,200      260,787
-------------------------------------------------------------------------------------
Torchmark Corp.                                                    2,900      132,675
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                           4,900      210,087
                                                                          -----------
                                                                            2,077,934
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Camden Property Trust                                              7,200      214,200
-------------------------------------------------------------------------------------
Capstone Capital Corp.                                             8,000      184,000
-------------------------------------------------------------------------------------
Health & Retirement Properties Trust                               9,200      173,075
                                                                          -----------
                                                                              571,275
-------------------------------------------------------------------------------------
INDUSTRIAL - 9.4%
-------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.4%
Cie de Saint Gobain                                                  800      147,999
-------------------------------------------------------------------------------------
USG Corp.                                                          3,000      162,375
                                                                          -----------
                                                                              310,374
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.1%
American Disposal Services, Inc.(1)                                7,500      351,563
-------------------------------------------------------------------------------------
Central Parking Corp.                                              3,300      150,150
-------------------------------------------------------------------------------------
Computer Horizons Corp.(1)                                         8,050      298,353
-------------------------------------------------------------------------------------
Computer Task Group, Inc.                                         11,500      385,250
-------------------------------------------------------------------------------------
Cyberonics, Inc.(1)                                                6,000       63,750
-------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.(1)                           10,800      367,200
-------------------------------------------------------------------------------------
Hays plc                                                          13,000      217,859
-------------------------------------------------------------------------------------
Helix Technology Corp.                                             5,100       76,500
-------------------------------------------------------------------------------------
Kendle International, Inc.(1)                                      3,500      105,875
-------------------------------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)                                    4,650      166,819
-------------------------------------------------------------------------------------
Metamor Worldwide, Inc.(1)                                         8,000      281,500
-------------------------------------------------------------------------------------
PMT Services, Inc.(1)                                              6,600      167,888
-------------------------------------------------------------------------------------
Rental Service Corp.(1)                                            6,300      211,838
-------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                8,800      213,400
-------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)                     6,400      246,400
-------------------------------------------------------------------------------------
Viad Corp.                                                         5,300      147,075
-------------------------------------------------------------------------------------
Waste Management, Inc.                                             3,200      112,000
                                                                          -----------
                                                                            3,563,420
-------------------------------------------------------------------------------------
MANUFACTURING - 3.1%
AGCO Corp.                                                         3,000       61,688
-------------------------------------------------------------------------------------
BBA Group plc                                                     21,000      158,279
-------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                300        4,077
-------------------------------------------------------------------------------------
Case Corp.                                                         1,900       91,675
-------------------------------------------------------------------------------------
Deere & Co.                                                          900       47,588

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Ingersoll-Rand Co.                                                 4,200  $   185,063
-------------------------------------------------------------------------------------
ITEQ, Inc.(1)                                                      6,500       48,344
-------------------------------------------------------------------------------------
Mannesmann AG                                                      2,500      253,208
-------------------------------------------------------------------------------------
PACCAR, Inc.                                                       8,600      449,350
-------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                    11,000      115,798
-------------------------------------------------------------------------------------
SMC Corp.                                                            100        7,602
-------------------------------------------------------------------------------------
Smiths Industries plc                                             12,000      167,684
-------------------------------------------------------------------------------------
Textron, Inc.                                                      4,600      329,763
-------------------------------------------------------------------------------------
U.S. Industries, Inc.                                              8,650      214,088
                                                                          -----------
                                                                            2,134,207
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                                           5,000       98,120
-------------------------------------------------------------------------------------
GATX Corp.                                                         8,400      368,550
-------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                                         2,400       54,600
                                                                          -----------
                                                                              521,270
-------------------------------------------------------------------------------------
TECHNOLOGY - 13.6%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.4%
General Dynamics Corp.                                            10,200      474,300
-------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              3,300      349,388
-------------------------------------------------------------------------------------
TriStar Aerospace Co.(1)                                           7,400      114,700
                                                                          -----------
                                                                              938,388
-------------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.9%
Apex PC Solutions, Inc.(1)                                         4,000      111,500
-------------------------------------------------------------------------------------
Apple Computer, Inc.(1)                                            4,800      137,700
-------------------------------------------------------------------------------------
Compaq Computer Corp.                                              6,700      190,113
-------------------------------------------------------------------------------------
Gateway 2000, Inc.(1)                                              3,000      151,875
-------------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                                       5,600      224,000
-------------------------------------------------------------------------------------
International Business Machines Corp.                              1,500      172,219
-------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                        2,400      146,400
-------------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                         6,900      268,669
-------------------------------------------------------------------------------------
Radiant Systems, Inc.(1)                                           6,200       89,900
-------------------------------------------------------------------------------------
Semtech Corp.(1)                                                   6,100      107,894
-------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                  8,200      355,675
-------------------------------------------------------------------------------------
Waters Corp.(1)                                                    6,100      359,519
-------------------------------------------------------------------------------------
Xerox Corp.                                                        3,300      335,363
-------------------------------------------------------------------------------------
Xylan Corp.(1)                                                     2,000       59,625
                                                                          -----------
                                                                            2,710,452
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.5%
BEA Systems, Inc.(1)                                               5,400      123,863
-------------------------------------------------------------------------------------
Computer Management Sciences, Inc.(1)                              6,400      152,000

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
Dendrite International, Inc.(1)                                    4,600  $   173,075
-------------------------------------------------------------------------------------
Diamond Technology Partners, Inc.(1)                               4,900      148,225
-------------------------------------------------------------------------------------
Envoy Corp.(1)                                                     2,400      113,700
-------------------------------------------------------------------------------------
JDA Software Group, Inc.(1)                                        3,400      148,750
-------------------------------------------------------------------------------------
Pegasystems, Inc.(1)                                               6,900      187,163
-------------------------------------------------------------------------------------
QuadraMed Corp.(1)                                                 5,100      139,294
-------------------------------------------------------------------------------------
SAP AG, Preference                                                   450      305,426
-------------------------------------------------------------------------------------
Summit Design, Inc.(1)                                             8,300      121,906
-------------------------------------------------------------------------------------
Symantec Corp.(1)                                                  1,400       36,575
-------------------------------------------------------------------------------------
Technology Solutions Co.(1)                                        9,650      305,784
-------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                          4,312      178,409
-------------------------------------------------------------------------------------
Visio Corp.(1)                                                     4,200      200,550
-------------------------------------------------------------------------------------
Wind River Systems, Inc.(1)                                        3,450      123,769
                                                                          -----------
                                                                            2,458,489
-------------------------------------------------------------------------------------
ELECTRONICS - 2.6%
ATMI, Inc.(1)                                                      1,800       27,000
-------------------------------------------------------------------------------------
Bowthorpe plc                                                     26,000      226,313
-------------------------------------------------------------------------------------
Electrocomponents plc                                             23,000      180,257
-------------------------------------------------------------------------------------
Getronics NV                                                       2,300      119,284
-------------------------------------------------------------------------------------
Hoshiden Corp.(1)                                                 10,000      107,360
-------------------------------------------------------------------------------------
Keyence Corp.                                                         60        6,528
-------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                 4,000       64,272
-------------------------------------------------------------------------------------
Rohm Co.                                                           1,000      102,677
-------------------------------------------------------------------------------------
Royal Philips Electronics NV                                       2,000      168,123
-------------------------------------------------------------------------------------
Sawtek, Inc.(1)                                                    2,800       41,300
-------------------------------------------------------------------------------------
Sony Corp.                                                         1,600      137,767
-------------------------------------------------------------------------------------
TDK Corp.                                                          2,000      147,710
-------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                     8,700      268,613
-------------------------------------------------------------------------------------
VTech Holdings Ltd.                                               61,000      227,119
                                                                          -----------
                                                                            1,824,323
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.2%
DSP Communications, Inc.(1)                                        6,900       94,875
-------------------------------------------------------------------------------------
Excel Switching Corp.(1)                                           3,700       92,038
-------------------------------------------------------------------------------------
Inter-Tel, Inc.                                                      600        9,600
-------------------------------------------------------------------------------------
Matsushita Communication Industrial Co.                            4,000      105,487
-------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                    17      140,865
-------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                  198        1,101
-------------------------------------------------------------------------------------
Tekelec(1)                                                         5,000      223,750
-------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                         27,500      168,167

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Telecom Italia SpA                                                23,000  $   169,309
-------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                  3,700      232,291
-------------------------------------------------------------------------------------
Vodafone Group plc                                                22,000      279,173
                                                                          -----------
                                                                            1,516,656
-------------------------------------------------------------------------------------
UTILITIES - 8.6%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.7%
Duke Energy Corp.                                                  4,848      287,244
-------------------------------------------------------------------------------------
Edison International                                               4,800      141,900
-------------------------------------------------------------------------------------
FPL Group, Inc.                                                    8,100      510,300
-------------------------------------------------------------------------------------
Illinova Corp.                                                     5,000      150,000
-------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                      6,600      191,400
-------------------------------------------------------------------------------------
United Utilities plc                                              13,000      189,570
-------------------------------------------------------------------------------------
Veba AG                                                            2,600      176,900
-------------------------------------------------------------------------------------
Western Resources, Inc.                                            5,200      201,825
                                                                          -----------
                                                                            1,849,139
-------------------------------------------------------------------------------------
GAS UTILITIES - 2.0%
Columbia Energy Group                                              4,800      267,000
-------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                           10,400      397,800
-------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                             5,000      124,375
-------------------------------------------------------------------------------------
National Fuel Gas Co.                                              5,600      243,950
-------------------------------------------------------------------------------------
Questar Corp.                                                     10,800      211,950
-------------------------------------------------------------------------------------
RWE AG, Preference                                                 2,500      107,313
                                                                          -----------
                                                                            1,352,388
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.9%
AT&T Corp.                                                        10,800      616,950
-------------------------------------------------------------------------------------
Bell Atlantic Corp.                                               10,760      490,925
-------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                1,500       68,813
-------------------------------------------------------------------------------------
Frontier Corp.                                                    10,000      315,000
-------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)                                  4,500      180,281
-------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                                         5,500       81,125
-------------------------------------------------------------------------------------
Tele Danmark AS, B Shares                                          2,000      191,944
-------------------------------------------------------------------------------------
Telefonica de Espana                                               4,909      227,349
-------------------------------------------------------------------------------------
U S West, Inc.                                                    10,900      512,300
                                                                          -----------
                                                                            2,684,687
                                                                          -----------
Total Common Stocks (Cost $39,486,520)                                     48,636,962
-------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
-------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                     1,100      123,062
-------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred Stock, Series D(3)                     500       52,875
                                                                          -----------
Total Preferred Stocks (Cost $155,325)                                        175,937

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              UNITS       NOTE 1
-------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., Australia Media Ltd. Wts., Exp.
10/01(3)                                                             100  $         1
-------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05(3)                     100       19,480
-------------------------------------------------------------------------------------
Haw Par Brothers Corp. Ltd. Wts., Exp. 7/01                        2,500          297
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(3)                200        5,554
-------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(3)                        344        5,203
                                                                          -----------
Total Rights, Warrants and Certificates (Cost $4,332)                          30,535

                                                              PRINCIPAL
                                                              AMOUNT
-------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.3%
-------------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1998-B, Cl. A3, 5.95%,
11/15/02                                                      $   75,000       75,012
-------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/07(3)                                         50,000       50,344
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts.:
Series 1996-A, Cl. A-4, 5.85%, 7/15/01                            15,000       14,988
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                            50,000       51,008
                                                                          -----------
Total Asset-Backed Securities (Cost $189,839)                                 191,352
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 1.3%
-------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                              100,000       99,687
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                   100,000      103,843
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6%, 3/1/09                                                        14,903       14,883
Series 1574, Cl. PD, 5.55%, 3/15/13(3)                             7,210        7,195
Series 1843, Cl. VB, 7%, 4/15/03                                  15,000       15,436
Series 1849, Cl. VA, 6%, 12/15/10                                 21,701       21,668
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 1542, Cl. QC, 7.411%, 10/15/20(4)                         300,000       53,074
Series 1583, Cl. IC, 6.775%, 1/15/20(4)                          250,000       28,750
-------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                       38,253       38,118
6.50%, 4/1/26                                                     43,761       43,685
7%, 4/1/00                                                        41,137       41,443
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Trust 1993-181, Cl. C, 5.40%, 10/25/02                            17,330       17,255
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                             39,390       39,317
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Medium-Term Nts., 6.56%,
11/13/01                                                          75,000       75,129
-------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                              99,442       95,651

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
-------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(5)                      $  125,000  $   125,146
-------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12               50,000       50,100
-------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates, Series 1997-QS9, Cl. 2, 6.75%,
9/25/27                                                           50,000       49,922
                                                                          -----------
Total Mortgage-Backed Obligations (Cost $910,356)                             920,302
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.8%
-------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                      275,000      286,172
7.50%, 11/15/16                                                  760,000      912,713
-------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                                                  375,000      376,641
5.75%, 8/15/03                                                    50,000       50,547
6.50%, 8/15/05                                                   875,000      923,945
7.50%, 11/15/01                                                   50,000       52,969
                                                                          -----------
Total U.S. Government Obligations (Cost $2,461,644)                         2,602,987
-------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 11.8%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 1.0%
-------------------------------------------------------------------------------------
CHEMICALS - 0.6%
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03             30,000       31,737
-------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                           75,000       73,500
-------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts.,
6/1/20                                                            15,000       20,058
-------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05(6)      75,000       78,187
-------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                            15,000       19,244
-------------------------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                      50,000       54,750
-------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/15/08(6)                                                        75,000       43,875
-------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B,
7/1/06                                                            75,000       81,750
                                                                          -----------
                                                                              403,101
-------------------------------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                        35,000       37,739
-------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                 75,000       75,375
-------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                  75,000       77,437
                                                                          -----------
                                                                              190,551
-------------------------------------------------------------------------------------
PAPER - 0.1%
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                    50,000       51,437
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.7%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                       15,000       15,164
-------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                           75,000       76,125
-------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                         50,000       51,706

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
AUTOS & HOUSING (CONTINUED)
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07(2)    $   75,000  $    77,625
                                                                          -----------
                                                                              220,620
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.4%
American Skiing Corp., 12% Sr. Sub. Nts., Series B,
7/15/06(3)                                                        50,000       56,250
-------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B,
8/1/04                                                            50,000       52,250
-------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Sub. Nts.,
Series B, 10/15/07                                                75,000       77,625
-------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                     50,000       56,750
-------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series
B, 8/15/03                                                        50,000       57,750
-------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Nts., 6/1/03(3)      75,000       81,000
-------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                          50,000       50,803
-------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                    50,000       56,000
-------------------------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd. Sr. Sec. Nts., 11/1/03        75,000       82,500
-------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07               50,000       53,187
-------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr.
Sec. Nts., Series B, 11/15/02                                     50,000       63,250
-------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05            75,000       81,656
-------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06          75,000       79,500
-------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05          50,000       53,750
-------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06(2)        75,000       75,469
                                                                          -----------
                                                                              977,740
-------------------------------------------------------------------------------------
MEDIA - 1.6%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                                 75,000       82,312
-------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series
B, 2/1/08                                                         75,000       81,375
-------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts.,
11/1/02(6)                                                       100,000       22,500
-------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                                                     50,000       54,875
-------------------------------------------------------------------------------------
Century Communications Corp., 9.75% Sr. Nts., 2/15/02             50,000       53,750
-------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                    50,000       53,500
-------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(6)                                            50,000       46,125
-------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs.,
4/15/10(2)(6)                                                    100,000       65,250
-------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                25,000       25,500
-------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr.
Sub. Nts., 3/15/07                                                50,000       52,875
-------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec.
Nts., 7/1/08(2)                                                   50,000       50,375
-------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07              75,000       77,156
-------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(6)          75,000       73,125
-------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06           75,000       79,125
-------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05        50,000       53,875
-------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04         50,000       54,250
-------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts.,
2/15/07                                                           50,000       50,000
-------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                     40,000       43,830

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MEDIA (CONTINUED)
United International Holdings, Inc., 0%/10.75% Sr. Disc.
Nts., Series B, 2/15/08(6)                                    $  100,000  $    62,000
                                                                          -----------
                                                                            1,081,798
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.2%
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01           5,000        5,462
-------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                 40,000       42,088
-------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06      75,000       80,250
                                                                          -----------
                                                                              127,800
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 0.2%
K Mart Corp., 7.75% Debs., 10/1/12                                50,000       50,713
-------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                75,000       76,875
                                                                          -----------
                                                                              127,588
-------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 0.9%
-------------------------------------------------------------------------------------
FOOD - 0.3%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts.,
10/15/06                                                          75,000       75,375
-------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                 40,000       40,538
-------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub.
Nts., 9/15/07                                                     50,000       53,625
-------------------------------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub. Nts., 9/15/05(3)                 50,000       57,250
                                                                          -----------
                                                                              226,788
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc., 9.25% Sr. Sub. Nts.,
Series A, 1/15/08                                                 50,000       52,000
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.4%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01               30,000       29,311
-------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06           25,000       28,000
-------------------------------------------------------------------------------------
Graphic Controls Corp., 12% Sr. Sub. Nts., Series A, 9/15/05      50,000       55,750
-------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts.,
8/15/06                                                           50,000       49,875
-------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                  50,000       51,625
-------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                      50,000       51,572
                                                                          -----------
                                                                              266,133
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                        15,000       16,495
-------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                            75,000       75,469
                                                                          -----------
                                                                               91,964
-------------------------------------------------------------------------------------
ENERGY - 0.8%
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                           15,000       16,070
-------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., Series B, 2/15/07          75,000       71,625
-------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23            15,000       16,880
-------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                 75,000       75,750
-------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Gtd. Nts., Series B,
10/15/04                                                          75,000       61,500
-------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., Series B,
6/15/02                                                           50,000       46,750

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                                        $   25,000  $    25,000
                                                                          -----------
                                                                              313,575
-------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.3%
Abraxas Petroleum Corp./CDN Abraxas Petroleum Ltd., 11.50%
Sr. Unsec. Nts., Series D, 11/1/04                                50,000       51,875
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17               50,000       55,221
-------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                 50,000       51,382
-------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                   50,000       54,396
-------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19          15,000       15,306
                                                                          -----------
                                                                              228,180
-------------------------------------------------------------------------------------
FINANCIAL - 1.1%
-------------------------------------------------------------------------------------
BANKS - 0.1%
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                  50,000       50,096
-------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                15,000       14,848
-------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01          15,000       16,557
-------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                 15,000       15,156
                                                                          -----------
                                                                               96,657
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.6%
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(2)                                              50,000       58,924
-------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                  40,000       40,975
-------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                 15,000       14,853
-------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts.,
Series D, 3/1/01                                                  90,000       90,025
-------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01             25,000       24,794
-------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                     20,000       20,299
-------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one warrant
to purchase 6.84 shares of common stock)(7)                       75,000       74,812
-------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03(2)              75,000       74,796
                                                                          -----------
                                                                              399,478
-------------------------------------------------------------------------------------
INSURANCE - 0.3%
Cigna Corp., 7.90% Nts., 12/14/98                                 30,000       30,268
-------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                 50,000       57,000
-------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/11                                75,000       74,906
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01            15,000       15,313
                                                                          -----------
                                                                              177,487
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                     80,000       82,315
-------------------------------------------------------------------------------------
INDUSTRIAL - 1.8%
-------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.1%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(3)        43,000       45,042
-------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05(3)              50,000       52,875
                                                                          -----------
                                                                               97,917

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.0%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts.,
4/15/09(2)(6)                                                 $   50,000  $    29,750
-------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts.,
Series B, 4/1/02                                                 125,000      132,500
-------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B,
10/15/04                                                          75,000       74,250
-------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts.,
Series B, 8/1/07                                                  50,000       51,250
-------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Gtd. Unsec. Nts., Series B,
11/1/07                                                           75,000       76,125
-------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07          50,000       54,250
-------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B,
10/15/07                                                          50,000       51,625
-------------------------------------------------------------------------------------
Production Resource Group, 11.50% Sr. Sub. Nts., 1/15/08(2)       75,000       73,500
-------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                              50,000       52,842
-------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Gtd. Nts., 6/15/01            75,000       75,266
-------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., Series B,
12/1/06                                                           40,000       41,261
                                                                          -----------
                                                                              712,619
-------------------------------------------------------------------------------------
MANUFACTURING - 0.3%
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07       75,000       77,250
-------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07      50,000       51,750
-------------------------------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds, 5/15/01(3)                       75,000       74,843
                                                                          -----------
                                                                              203,843
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
CSX Corp., 7.05% Debs., 5/1/02                                    75,000       77,049
-------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts., 7/1/04                           75,000       75,469
-------------------------------------------------------------------------------------
Golden Ocean Group Ltd., 10% Gtd. Sr. Unsec. Nts.,
8/31/01(2)                                                        50,000       38,750
-------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                       50,000       53,703
-------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                             15,000       15,239
                                                                          -----------
                                                                              260,210
-------------------------------------------------------------------------------------
TECHNOLOGY - 2.1%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.0%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                     25,000       25,250
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.1%
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(2)           75,000       75,328
-------------------------------------------------------------------------------------
MEDIA - 0.0%
Century Communications Corp., Zero Coupon Sr. Disc. Nts.,
8.497%, Series B, 1/15/08(8)                                      50,000       23,000
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.0%
AT&T Capital Corp., 6.25% Nts., Series MTN, 5/15/01               75,000       75,074
-------------------------------------------------------------------------------------
Comcast Cellular Communications, Inc., 9.50% Sr. Nts.,
5/1/07                                                            75,000       78,563
-------------------------------------------------------------------------------------
Comcast UK Cable Partners Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(6)                                                       50,000       41,875
-------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts.,
2/15/07(6)                                                        75,000       55,688
-------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(6)                                                       100,000       83,750
-------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(6)        75,000       61,125
-------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(6)        100,000       70,500
-------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06(6)                                        150,000      124,500

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Unsec. Nts.,
Series C/EN, 7/15/05                                          $   75,000  $    75,563
-------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Nts., 5/1/08(2)          75,000       73,406
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06(6)                                               50,000       37,375
-------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
8/15/04(6)                                                        50,000       49,000
-------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr.
Disc. Nts., Series B, 8/1/07(6)                                  100,000       70,250
-------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
Nts., 10/15/07(6)                                                 75,000       56,438
-------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Nts., 3/1/08(2)                50,000       48,750
-------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
Nts., 8/15/06                                                     75,000       86,813
-------------------------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr. Unsec. Bonds, Series B,
6/30/07                                                           75,000       81,000
-------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc.
Nts., 7/1/07(6)                                                   25,000       21,750
-------------------------------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(6)                                25,000       20,875
9.625% Sr. Debs., 10/1/06                                         25,000       26,469
-------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02               75,000       75,227
-------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07              50,000       53,875
-------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts.,
10/15/05(6)                                                       50,000       41,875
                                                                          -----------
                                                                            1,409,741
-------------------------------------------------------------------------------------
UTILITIES - 0.4%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.1%
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series
C, 7/1/01                                                         75,000       75,281
-------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01         50,000       50,724
-------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                   50,000       54,742
                                                                          -----------
                                                                              105,466
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                          75,000       76,125
                                                                          -----------
Total Non-Convertible Corporate Bonds and Notes (Cost
$7,932,783)                                                                 8,179,992
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 12.4%
-------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.90%,
dated 6/30/98, to be repurchased at $8,624,413 on 7/1/98,
collateralized by U.S. Treasury Bonds, 9%, 11/15/18, with a
value of $8,807,488 (Cost $8,623,000)                          8,623,000    8,623,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $59,763,799)                     100.1%  69,361,067
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                               (0.1)     (72,432)
                                                              ----------  -----------
NET ASSETS                                                         100.0% $69,288,635
                                                              ----------  -----------
                                                              ----------  -----------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,003,401 or 1.45% of the Fund's net assets as of June 30, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

                                          TOTAL                             GOVERNMENT     INTERNATIONAL
                                          RETURN            GROWTH          SECURITIES     EQUITY
                                          PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost *)
(including repurchase agreements **) -
see accompanying statements               $ 1,331,595,813   $ 940,980,762   $ 23,004,852    $  98,960,632
---------------------------------------------------------------------------------------------------------
Cash                                              230,567          79,029         95,906           52,341
---------------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                        8,621,382         778,290        308,148          306,439
Shares of capital stock sold                      502,005       1,433,210          2,131          150,919
Investments sold                                2,171,769       3,401,250             --          819,896
---------------------------------------------------------------------------------------------------------
Other                                              12,479           4,839            863            2,294
                                          ---------------   -------------   ------------   --------------
Total assets                                1,343,134,015     946,677,380     23,411,900      100,292,521
---------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                         --              --             --               --
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign currency exchange contracts -
see applicable note                                    --              --             --              997
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                           4,487,066       5,118,527             --               --
Shares of capital stock redeemed                  691,444         614,644         27,081          127,986
Custodian fees                                      4,402           4,572             --            7,635
Legal, auditing and other professional
fees                                               12,235           9,959          4,644            5,371
Shareholder reports                                 7,385           6,943          3,757            6,464
Other                                              50,211          44,876            366            2,355
                                          ---------------   -------------   ------------   --------------
Total liabilities                               5,252,743       5,799,521         35,848          150,808
---------------------------------------------------------------------------------------------------------
NET ASSETS                                $ 1,337,881,272   $ 940,877,859   $ 23,376,052    $ 100,141,713
                                          ---------------   -------------   ------------   --------------
                                          ---------------   -------------   ------------   --------------
---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of capital stock      $       733,964   $     286,230   $     21,537    $      64,718
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                  1,168,432,480     706,581,085     22,392,605       74,836,534
---------------------------------------------------------------------------------------------------------
Undistributed net investment income            21,878,840       5,451,239        655,945          512,071
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
from investments and foreign currency
transactions                                   35,475,900      54,931,264       (535,977)       2,479,133
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
denominated in foreign currencies             111,360,088     173,628,041        841,942       22,249,257
                                          ---------------   -------------   ------------   --------------
Net Assets                                $ 1,337,881,272   $ 940,877,859   $ 23,376,052    $ 100,141,713
                                          ---------------   -------------   ------------   --------------
                                          ---------------   -------------   ------------   --------------
---------------------------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK OUTSTANDING           733,963,722     286,230,445     21,536,786       64,717,516
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                  $          1.82   $        3.29   $       1.09    $        1.55
* Cost                                    $ 1,220,235,725   $ 767,352,721   $ 22,162,910    $  76,712,863
** Repurchase agreements                  $    46,600,000   $  34,700,000   $    900,000    $   3,200,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

                                          LIFESPAN                      LIFESPAN
                                          DIVERSIFIED    LIFESPAN       CAPITAL
                                          INCOME         BALANCED       APPRECIATION
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost *)
(including repurchase agreements **) -
see accompanying statements               $ 39,216,339   $ 77,383,805    $ 69,361,067
-------------------------------------------------------------------------------------
Cash                                                --             --              --
-------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                       393,115        509,726         299,060
Shares of capital stock sold                     8,237        148,984           6,362
Investments sold                               111,742        263,699         324,325
-------------------------------------------------------------------------------------
Other                                            1,800          2,252           2,083
                                          ------------   ------------   -------------
Total assets                                39,731,233     78,308,466      69,992,897
-------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                 733,300         21,327         339,022
-------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign currency exchange contracts -
see applicable note                                 --            125             125
-------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                          102,187        285,172         333,730
Shares of capital stock redeemed                 4,648          3,473           5,743
Custodian fees                                  11,372         16,582          10,174
Legal, auditing and other professional
fees                                             3,168          5,327              --
Shareholder reports                             10,120          8,783          12,432
Other                                            2,199          3,391           3,036
                                          ------------   ------------   -------------
Total liabilities                              866,994        344,180         704,262
-------------------------------------------------------------------------------------
NET ASSETS                                $ 38,864,239   $ 77,964,286    $ 69,288,635
                                          ------------   ------------   -------------
                                          ------------   ------------   -------------
-------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of capital stock      $     33,746   $     61,016    $     50,928
-------------------------------------------------------------------------------------
Additional paid-in capital                  35,310,074     66,488,498      57,597,992
-------------------------------------------------------------------------------------
Undistributed net investment income            994,192      1,240,971         778,107
-------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
from investments and foreign currency
transactions                                   344,649      1,198,702       1,264,496
-------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
denominated in foreign currencies            2,181,578      8,975,099       9,597,112
                                          ------------   ------------   -------------
Net Assets                                $ 38,864,239   $ 77,964,286    $ 69,288,635
                                          ------------   ------------   -------------
                                          ------------   ------------   -------------
-------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK OUTSTANDING         33,745,617     61,015,773      50,928,462
-------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                  $       1.15   $       1.28    $       1.36
* Cost                                    $ 37,034,761   $ 68,408,734    $ 59,763,799
** Repurchase agreements                  $  5,958,000   $  8,418,000    $  8,623,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                               TOTAL                         GOVERNMENT    INTERNATIONAL
                                               RETURN         GROWTH         SECURITIES    EQUITY
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                       $ 21,348,168   $  2,819,029     $ 746,421     $    110,294
---------------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes of *)         4,153,378      5,051,732            --          919,739
                                               ------------   ------------   -----------   --------------
Total income                                     25,501,546      7,870,761       746,421        1,030,033
---------------------------------------------------------------------------------------------------------
EXPENSES
Management fees - see applicable note             3,467,686      2,300,576        61,174          459,729
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                          29,471         11,488           262           16,020
---------------------------------------------------------------------------------------------------------
Shareholder reports                                   5,868          5,754         2,369            5,378
---------------------------------------------------------------------------------------------------------
Accounting service fees - see applicable note         7,500          7,500         7,500            7,500
---------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees          22,871         11,676         3,265            7,198
---------------------------------------------------------------------------------------------------------
Insurance expenses                                    7,362          3,363           692            1,526
---------------------------------------------------------------------------------------------------------
Directors' fees and expenses                         18,180          2,204           346            1,452
---------------------------------------------------------------------------------------------------------
Registration and filing fees                         49,633         44,849            --            1,936
---------------------------------------------------------------------------------------------------------
Other                                                 3,015          2,576         3,462            3,139
                                               ------------   ------------   -----------   --------------
Total expenses                                    3,611,586      2,389,986        79,070          503,878
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                            21,889,960      5,480,775       667,351          526,155
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                      38,694,254     54,979,629       (59,053)       3,652,738
Closing of futures contracts                     (2,141,678)            --            --               --
Foreign currency transactions                            --             --            --       (1,106,028)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                      18,988,298     13,688,066       229,526       11,116,768
Translation of assets and liabilities
denominated in foreign currencies                        --             --            --          178,544
                                               ------------   ------------   -----------   --------------
Net realized and unrealized gain                 55,540,874     68,667,695       170,473       13,842,022
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                     $ 77,430,834   $ 74,148,470     $ 837,824     $ 14,368,177
                                               ------------   ------------   -----------   --------------
                                               ------------   ------------   -----------   --------------
* Withholding taxes - dividends                $         --   $         --     $      --     $     92,466

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) (CONTINUED)

                                               LIFESPAN                     LIFESPAN
                                               DIVERSIFIED    LIFESPAN      CAPITAL
                                               INCOME         BALANCED      APPRECIATION
                                               PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                        $ 1,026,847   $ 1,267,480     $   719,695
-----------------------------------------------------------------------------------------
Dividends (net of withholding taxes of *)           132,125       340,946         392,642
                                               ------------   -----------   -------------
Total income                                      1,158,972     1,608,426       1,112,337
-----------------------------------------------------------------------------------------
EXPENSES
Management fees - see applicable note               134,688       313,771         281,451
-----------------------------------------------------------------------------------------
Custodian fees and expenses                              --        14,832          10,683
-----------------------------------------------------------------------------------------
Shareholder reports                                   2,202         7,250          10,106
-----------------------------------------------------------------------------------------
Accounting service fees - see applicable note         7,500         7,500           7,500
-----------------------------------------------------------------------------------------
Legal, auditing and other professional fees           3,248         5,497           4,008
-----------------------------------------------------------------------------------------
Insurance expenses                                    1,140         1,409           1,388
-----------------------------------------------------------------------------------------
Directors' fees and expenses                          1,199         1,456           1,325
-----------------------------------------------------------------------------------------
Registration and filing fees                          1,620         2,824           2,273
-----------------------------------------------------------------------------------------
Other                                                 1,315         2,309           2,588
                                               ------------   -----------   -------------
Total expenses                                      152,912       356,848         321,322
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             1,006,060     1,251,578         791,015
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                         358,444     1,368,489       1,442,123
Closing of futures contracts                             --            --              --
Foreign currency transactions                            --      (130,281)       (131,556)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                        (150,860)    1,496,116       1,828,237
Translation of assets and liabilities
denominated in foreign currencies                        --         7,526          (3,279)
                                               ------------   -----------   -------------
Net realized and unrealized gain                    207,584     2,741,850       3,135,525
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                      $ 1,213,644   $ 3,993,428     $ 3,926,540
                                               ------------   -----------   -------------
                                               ------------   -----------   -------------
* Withholding taxes - dividends                 $        --   $    11,072     $    13,344

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1997

                                          TOTAL RETURN                          GROWTH
                                            PORTFOLIO                         PORTFOLIO
                                           1998              1997             1998            1997
--------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $    21,889,960   $    43,104,000   $    5,480,775   $   9,988,627
--------------------------------------------------------------------------------------------------
Net realized gain (loss)             36,552,576       144,786,846       54,979,629     108,263,083
--------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation         18,988,298        14,497,050       13,688,066      45,697,012
                                ---------------   ---------------   --------------   -------------
Net increase in net assets
resulting from operations            77,430,834       202,387,896       74,148,470     163,948,722
--------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                              (42,620,810)      (38,831,970)      (9,799,624)     (6,502,490)
--------------------------------------------------------------------------------------------------
Distributions from net
realized gain                      (144,299,156)      (95,341,180)    (107,624,371)    (46,127,035)
--------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net
assets resulting from capital
stock transactions - Note 2         168,647,087        88,432,903      152,782,044     133,829,865
--------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)            59,157,955       156,647,649      109,506,519     245,149,062
--------------------------------------------------------------------------------------------------
Beginning of period               1,278,723,317     1,122,075,668      831,371,340     586,222,278
                                ---------------   ---------------   --------------   -------------
End of period                   $ 1,337,881,272   $ 1,278,723,317   $  940,877,859   $ 831,371,340
                                ---------------   ---------------   --------------   -------------
                                ---------------   ---------------   --------------   -------------
Undistributed net investment
income                          $    21,878,840   $    42,609,690   $    5,451,239   $   9,770,088

                                   GOVERNMENT SECURITIES          INTERNATIONAL EQUITY
                                         PORTFOLIO                     PORTFOLIO
                                        1998           1997            1998           1997
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $    667,351   $  1,373,656   $     526,155   $    527,431
------------------------------------------------------------------------------------------
Net realized gain (loss)             (59,053)       (69,942)      2,546,710      2,662,634
------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation         229,526        644,731      11,295,312      2,591,115
                                ------------   ------------   -------------   ------------
Net increase in net assets
resulting from operations            837,824      1,948,445      14,368,177      5,781,180
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                            (1,367,579)    (1,463,333)       (404,500)      (407,257)
------------------------------------------------------------------------------------------
Distributions from net
realized gain                             --             --      (2,680,566)    (1,170,863)
------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net
assets resulting from capital
stock transactions - Note 2          186,787         (1,670)      6,601,154     15,468,927
------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)           (342,968)       483,442      17,884,265     19,671,987
------------------------------------------------------------------------------------------
Beginning of period               23,719,020     23,235,578      82,257,448     62,585,461
                                ------------   ------------   -------------   ------------
End of period                   $ 23,376,052   $ 23,719,020   $ 100,141,713   $ 82,257,448
                                ------------   ------------   -------------   ------------
                                ------------   ------------   -------------   ------------
Undistributed net investment
income                          $    655,945   $  1,356,173   $     512,071   $    390,416

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                         LIFESPAN                      LIFESPAN
                                    DIVERSIFIED INCOME                 BALANCED
                                         PORTFOLIO                     PORTFOLIO
                                        1998           1997           1998           1997
-----------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $  1,006,060   $  1,675,773   $  1,251,578   $  2,045,313
-----------------------------------------------------------------------------------------
Net realized gain (loss)             358,444        298,037      1,238,208      2,515,126
-----------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation        (150,860)     1,310,516      1,503,642      2,434,472
                                ------------   ------------   ------------   ------------
Net increase in net assets
resulting from operations          1,213,644      3,284,326      3,993,428      6,994,911
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                            (1,661,998)    (1,155,828)    (1,965,841)    (1,134,469)
-----------------------------------------------------------------------------------------
Distributions from net
realized gain                       (294,680)       (41,610)    (2,467,048)      (612,613)
-----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net
assets resulting from capital
stock transactions - Note 2        5,491,458      6,754,828      9,710,964     12,108,631
-----------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)          4,748,424      8,841,716      9,271,503     17,356,460
-----------------------------------------------------------------------------------------
Beginning of period               34,115,815     25,274,099     68,692,783     51,336,323
                                ------------   ------------   ------------   ------------
End of period                   $ 38,864,239   $ 34,115,815   $ 77,964,286   $ 68,692,783
                                ------------   ------------   ------------   ------------
                                ------------   ------------   ------------   ------------
Undistributed net investment
income                          $    994,192   $  1,650,130   $  1,240,971   $  1,955,234

                                         LIFESPAN
                                   CAPITAL APPRECIATION
                                         PORTFOLIO
                                        1998           1997
-----------------------------------------------------------
OPERATIONS
Net investment income           $    791,015   $  1,214,368
-----------------------------------------------------------
Net realized gain (loss)           1,310,567      2,533,295
-----------------------------------------------------------
Net change in unrealized
appreciation or depreciation       1,824,958      2,665,698
                                ------------   ------------
Net increase in net assets
resulting from operations          3,926,540      6,413,361
-----------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                            (1,183,734)      (402,394)
-----------------------------------------------------------
Distributions from net
realized gain                     (2,498,475)    (1,024,277)
-----------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net
assets resulting from capital
stock transactions - Note 2        7,664,822     14,398,598
-----------------------------------------------------------
NET ASSETS
Total increase (decrease)          7,909,153     19,385,288
-----------------------------------------------------------
Beginning of period               61,379,482     41,994,194
                                ------------   ------------
End of period                   $ 69,288,635   $ 61,379,482
                                ------------   ------------
                                ------------   ------------
Undistributed net investment
income                          $    778,107   $  1,170,826

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996(1)      1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $2.00         $1.91        $1.75        $1.51        $1.65          $1.56
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .03           .07          .07          .07          .06            .06
Net realized and unrealized
gain (loss)                            .09           .25          .11          .30         (.09)           .20
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .12           .32          .18          .37         (.03)           .26
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.07)         (.07)        (.01)        (.07)        (.06)          (.06)
Distributions from net
realized gain                         (.23)         (.16)        (.01)        (.06)        (.05)          (.11)
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.30)         (.23)        (.02)        (.13)        (.11)          (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $1.82         $2.00        $1.91        $1.75        $1.51          $1.65
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                              5.67%        18.81%       10.14%       24.66%       (1.97)%        16.28%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                       $    1,338        $1,279       $1,122         $994         $742           $610
--------------------------------------------------------------------------------------------------------------
Average net assets (in
millions)                       $    1,321        $1,208       $1,058         $864(3)      $687(3)        $502(3)
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 3.34%(4)      3.57%        4.12%        4.48%        4.21%          3.90%
Expenses                              0.55%(4)      0.55%        0.55%        0.59%        0.56%          0.60%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)            44.5%        103.5%       104.3%        62.3%        88.3%         161.6%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $548,608,120 and $525,704,400, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996(1)      1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $3.45           $2.98        $2.53        $1.97        $2.08        $1.91
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .02             .04          .04          .04          .03          .04
Net realized and unrealized
gain (loss)                            .30             .69          .43          .71         (.04)         .36
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .32             .73          .47          .75         (.01)         .40
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.04)           (.03)        (.01)        (.04)        (.03)        (.04)
Distributions from net
realized gain                         (.44)           (.23)        (.01)        (.15)        (.07)        (.19)
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.48)           (.26)        (.02)        (.19)        (.10)        (.23)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $3.29           $3.45        $2.98        $2.53        $1.97        $2.08
                                     -----        --------     --------     --------     --------     --------
                                     -----        --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                              9.09%          26.37%       18.87%       38.06%       (0.51)%      21.22%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  940,878        $831,371     $586,222     $405,935     $230,195     $165,775
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  903,774        $721,555     $494,281     $303,193(3)  $198,879(3)  $131,292(3)
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 1.22%(4)        1.38%        1.63%        2.01%        1.87%        2.30%
Expenses                              0.53%(4)        0.54%        0.58%        0.66%        0.67%        0.69%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)            46.5%           91.8%        82.5%        69.3%        97.3%        97.6%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $408,456,724 and $370,682,529, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996(1)      1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.11           $1.09        $1.07        $0.95        $1.06        $1.01
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .03             .07          .07          .06          .06          .04
Net realized and unrealized
gain (loss)                            .02             .02         (.05)         .12         (.11)         .07
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .05             .09          .02          .18         (.05)         .11
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.07)           (.07)          --(2)      (.06)        (.06)        (.04)
Distributions from net
realized gain                           --              --           --           --           --         (.02)
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.07)           (.07)          --         (.06)        (.06)        (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $1.09           $1.11        $1.09        $1.07        $0.95        $1.06
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                              4.31%           8.82%        1.93%       18.91%       (4.89)%      10.98%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $   23,376        $ 23,719     $ 23,236     $ 24,309     $ 18,784     $ 15,687
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $   23,496        $ 23,034     $ 23,880     $ 23,157(4)  $ 17,589(4)  $ 11,421(4)
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.73%(5)        5.96%        6.11%        6.08%        6.04%        5.13%
Expenses                              0.68%(5)        0.67%        0.62%        0.71%        0.85%        0.93%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)             7.9%            0.0%         6.0%        54.7%       102.3%       178.2%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Less than $0.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $1,512,656 and $1,570,710, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996(1)      1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.36           $1.29        $1.15        $1.09        $1.09        $0.92
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)           .01             .01          .02          .03         (.01)          --
Net realized and unrealized
gain (loss)                            .23             .09          .13          .08          .03          .20
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .24             .10          .15          .11          .02          .20
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.01)           (.01)        (.01)        (.04)          --         (.02)
Distributions from net
realized gain                         (.04)           (.02)          --         (.01)        (.02)        (.01)
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.05)           (.03)        (.01)        (.05)        (.02)        (.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $1.55           $1.36        $1.29        $1.15        $1.09        $1.09
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                             17.88%           8.11%       13.26%       10.30%        1.44%       21.80%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  100,142        $ 82,257     $ 62,585     $ 45,775     $ 31,603     $ 18,315
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $   92,806        $ 73,318     $ 56,893     $ 37,474(3)  $ 29,133(3)  $ 13,328(3)
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 1.14%(4)        0.72%        0.76%        1.61%       (1.85)%      (0.31)%
Expenses                              1.09%(4)        1.12%        1.21%        1.26%        1.28%        1.50%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)            27.7%           48.6%        53.7%        85.1%        76.5%        57.4%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $25,776,069 and $24,520,791, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                  YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ----------------------------------
                                (UNAUDITED)       1997         1996(2)      1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.18           $1.10        $1.04        $1.00
------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                  .03             .06          .06          .02
Net realized and unrealized
gain                                   .01             .07          .01          .04
------------------------------------------------------------------------------------
Total income from investment
operations                             .04             .13          .07          .06
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.06)           (.05)        (.01)        (.02)
Distributions from net
realized gain                         (.01)             --(3)        --           --
------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.07)           (.05)        (.01)        (.02)
------------------------------------------------------------------------------------
Net asset value, end of period       $1.15           $1.18        $1.10        $1.04
                                     -----        --------     --------     --------
                                     -----        --------     --------     --------
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(4)                              3.08%          12.51%        6.93%        5.69%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                         $38,864        $ 34,116     $ 25,274     $ 21,176
------------------------------------------------------------------------------------
Average net assets (in
thousands)                         $36,241        $ 28,503     $ 22,854     $ 20,364(5)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.60%(6)        5.88%        5.84%        5.11%(6)
Expenses                              0.85%(6)        0.86%(7)     1.07%        1.50%(6)
------------------------------------------------------------------------------------
Portfolio turnover rate(8)            19.2%           34.0%        80.4%        41.2%(6)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Less than $0.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

5. This information is not covered by the auditors' opinion.

6. Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $9,907,721 and $5,950,458, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                  YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ----------------------------------
                                (UNAUDITED)       1997         1996(2)      1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.28           $1.18        $1.05        $1.00
------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                  .02             .04          .03          .01
Net realized and unrealized
gain                                   .06             .10          .11          .05
------------------------------------------------------------------------------------
Total income from investment
operations                             .08             .14          .14          .06
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.04)           (.03)        (.01)        (.01)
Distributions from net
realized gain                         (.04)           (.01)          --           --
------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.08)           (.04)        (.01)        (.01)
------------------------------------------------------------------------------------
Net asset value, end of period       $1.28           $1.28        $1.18        $1.05
                                -------------     --------     --------     --------
                                -------------     --------     --------     --------
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                              6.17%          12.20%       13.38%        6.08%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $   77,964        $ 68,693     $ 51,336     $ 35,467
------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $   74,490        $ 59,388     $ 41,847     $ 33,925(4)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 3.39%(5)        3.44%        3.34%        3.08%(5)
Expenses                              0.97%(5)        0.97%        1.17%        1.50%(5)
------------------------------------------------------------------------------------
Portfolio turnover rate(6)            28.6%           57.3%        69.7%        39.7%(5)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $23,792,484 and $19,000,273, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                  YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ----------------------------------
                                (UNAUDITED)       1997         1996(2)      1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.35           $1.24        $1.06        $1.00
------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                  .01             .03          .02          .01
Net realized and unrealized
gain                                   .08             .12          .17          .06
------------------------------------------------------------------------------------
Total income from investment
operations                             .09             .15          .19          .07
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.03)           (.01)        (.01)        (.01)
Distributions from net
realized gain                         (.05)           (.03)          --           --
------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.08)           (.04)        (.01)        (.01)
------------------------------------------------------------------------------------
Net asset value, end of period       $1.36           $1.35        $1.24        $1.06
                                -------------     --------     --------     --------
                                -------------     --------     --------     --------
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                              6.49%          12.53%       17.97%        6.65%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $   69,289        $ 61,379     $ 41,994     $ 26,768
------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $   66,816        $ 51,473     $ 33,109     $ 25,460(4)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 2.39%(5)        2.36%        1.92%        1.73%(5)
Expenses                              0.97%(5)        0.99%        1.30%        1.50%(5)
------------------------------------------------------------------------------------
Portfolio turnover rate(6)            30.5%           65.8%        70.7%        38.7%(5)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $21,361,371 and $17,917,176, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including both capital appreciation and income) by allocating its assets among stocks, bonds (including corporate debt securities, U.S. government and U.S. government-related securities) and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JUNE 30, 1998                 DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         37,511,396   $  71,428,476      71,391,082   $ 135,657,386
Dividends and distributions reinvested      102,703,278     186,919,967      78,007,645     134,173,150
Redeemed                                    (47,126,914)    (89,701,356)    (95,125,453)   (181,397,633)
                                          -------------   -------------   -------------   -------------
Net increase                                 93,087,760   $ 168,647,087      54,273,274   $  88,432,903
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $111,360,088 was composed of gross appreciation of $127,815,971, and gross depreciation of $16,455,883.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $600 million of average daily net assets and 0.45% of average daily net assets in excess of $600 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $18,846,809, which represents 1.41% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 350 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JUNE 30, 1998                 DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         26,911,561   $  91,616,968      52,419,265   $ 167,124,059
Dividends and distributions reinvested       35,262,461     117,423,995      18,597,005      52,629,524
Redeemed                                    (16,610,518)    (56,258,919)    (26,936,806)    (85,923,718)
                                          -------------   -------------   -------------   -------------
Net increase                                 45,563,504   $ 152,782,044      44,079,464   $ 133,829,865
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $173,628,041 was composed of gross appreciation of $187,572,783, and gross depreciation of $13,944,742.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $300 million of average daily net assets, 0.50% of the next $100 million and 0.45% of average daily net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $464,000, which expires between 2002 and 2005.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JUNE 30, 1998                 DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          1,688,373   $   1,837,114       2,834,687   $   3,050,414
Dividends and distributions reinvested        1,290,169       1,367,579       1,434,641       1,463,333
Redeemed                                     (2,763,428)     (3,017,906)     (4,214,703)     (4,515,417)
                                          -------------   -------------   -------------   -------------
Net increase (decrease)                         215,114   $     186,787          54,625   $      (1,670)
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $841,942 was composed of gross appreciation of $883,068, and gross depreciation of $41,126.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.525% of the first $300 million of average daily net assets, 0.50% of the next $100 million and 0.45% of average daily net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

International Equity Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Funds investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JUNE 30, 1998                 DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          6,649,816   $   9,995,831      17,133,067   $  22,813,653
Dividends and distributions reinvested        2,070,514       3,085,066       1,293,541       1,578,120
Redeemed                                     (4,381,204)     (6,479,743)     (6,693,102)     (8,922,846)
                                          -------------   -------------   -------------   -------------
Net increase                                  4,339,126   $   6,601,154      11,733,506   $  15,468,927
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $22,247,769 was composed of gross appreciation of $27,114,575, and gross depreciation of $4,866,806.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets and 0.90% of average daily net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has a sub-advisory agreement with Babson-Stewart Ivory International (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International negotiated fees.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had outstanding forward contracts as follows:

                                                                           VALUATION AS
                                               EXPIRATION CONTRACT AMOUNT  OF             UNREALIZED
                                               DATE       (000S)           JUNE 30, 1998  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
German Mark (DEM)                              7/1/98     819 DEM          $819,896               $997

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Diversified Income Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JUNE 30, 1998                 DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          3,623,416   $   4,201,978       5,816,319   $   6,566,303
Dividends and distributions reinvested        1,701,459       1,956,678       1,129,658       1,197,438
Redeemed                                       (566,992)       (667,198)       (905,515)     (1,008,913)
                                          -------------   -------------   -------------   -------------
Net increase                                  4,757,883   $   5,491,458       6,040,462   $   6,754,828
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $2,181,578 was composed of gross appreciation of $2,588,034, and gross depreciation of $406,456.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the first $250 million of average annual net assets and 0.65% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has a sub-advisory agreement with BEA Associates (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees.

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $923,338, which represents 2.38% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Balanced Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                            SIX MONTHS ENDED JUNE 30,     YEAR ENDED DECEMBER 31, 1997
                                                      1998
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          6,094,199   $   7,880,256      11,659,128   $  14,199,763
Dividends and distributions reinvested        3,436,348       4,432,889       1,559,895       1,747,083
Redeemed                                     (2,005,523)     (2,602,181)     (3,199,617)     (3,838,215)
                                          -------------   -------------   -------------   -------------
Net increase                                  7,525,024   $   9,710,964      10,019,406   $  12,108,631
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $8,975,071 was composed of gross appreciation of $10,792,078, and gross depreciation of $1,817,007.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of average annual net assets and 0.75% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has entered into sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For those services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had outstanding forward contracts as follows:

                                                          CONTRACT        VALUATION AS
                                          EXPIRATION      AMOUNT          OF              UNREALIZED
                                          DATE            (000S)          JUNE 30, 1998   APPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
German Mark (DEM)                         7/1/98          185 DEM         $102,487        $         125

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $1,117,933, which represents 1.43% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JUNE 30, 1998                 DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          4,616,106   $   6,338,770      11,969,510   $  15,271,181
Dividends and distributions reinvested        2,668,268       3,682,209       1,229,889       1,426,671
Redeemed                                     (1,707,096)     (2,356,157)     (1,803,689)     (2,299,254)
                                          -------------   -------------   -------------   -------------
Net Increase                                  5,577,278   $   7,664,822      11,395,710   $  14,398,598
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation on investments of $9,597,268 was composed of gross appreciation of $11,506,581, and gross depreciation of $1,909,313.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of average annual net assets and 0.75% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had outstanding forward contracts as follows:

                                                             CONTRACT        VALUATION AS
                                                  EXPIRATION AMOUNT          OF             UNREALIZED
                                                  DATE       (000S)          JUNE 30, 1998  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Deutsche Mark (DEM)                               7/1/98     102 DEM         $102,487              $125

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $507,912, which represents 0.73% of the Fund's net assets.

PANORAMA SERIES FUND, INC.

------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS     James C. Swain, Chairman of the Board of Directors
                           Bridget A. Macaskill, President
                           Robert G. Avis, Director
                           William A. Baker, Director
                           Charles Conrad, Jr., Director
                           Jon S. Fossel, Director
                           Sam Freedman, Director
                           Raymond J. Kalinowski, Director
                           C. Howard Kast, Director
                           Robert M. Kirchner, Director
                           Ned M. Steel, Director
                           Andrew J. Donohue, Vice President and Secretary
                           Peter M. Antos, Vice President
                           Stephen F. Libera, Vice President
                           Michael C. Strathearn, Vice President
                           Kenneth B. White, Vice President
                           Arthur J. Zimmer, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

------------------------------------------------------------------------------------------------------
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
SUB-ADVISORS               Babson-Stewart Ivory International
                           BEA Associates
                           Pilgrim Baxter & Associates

------------------------------------------------------------------------------------------------------
TRANSFER AGENT             OppenheimerFunds Services

------------------------------------------------------------------------------------------------------
CUSTODIAN OF PORTFOLIO     Bank of New York
SECURITIES

------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS       Deloitte & Touche LLP

------------------------------------------------------------------------------------------------------
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                           This is a copy of a report to shareholders of Panorama Series Fund, Inc.
                           This report must be preceded or accompanied by a Prospectus of Panorama
                           Series Fund, Inc. For material information concerning the Funds, see the
                           Prospectus.

                           Shares of Oppenheimer Funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


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